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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21311

PIMCO High Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2011

Date of reporting period:	March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

March 31, 2011

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund

Contents

Letter to Shareholders	2–3

Fund Insights/Fund Performance & Statistics	4–9

Schedules of Investments	10–30

Statements of Assets and Liabilities	31

Statements of Operations	32

Statements of Changes in Net Assets	33–34

Statements of Cash Flows	35

Notes to Financial Statements	36–63

Financial Highlights	64–65

Report of Independent Registered Public Accounting firm	66

Tax Information/Changes to Board of Trustees	67

Annual Shareholder Meetings Results/ Changes in Investment Policy	68

Privacy Policy/Proxy Voting Policies & Procedures	69

Dividend Reinvestment Plan	70

Board of Trustees	71–72

Fund Officers	73

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Dear Shareholder:

The U.S. and global economy grew throughout the twelve-month reporting period ended March 31, 2011. Financial markets responded by continuing their dramatic rally, now entering its third year. The rally has been so strong that on February 16, 2011, the Standard & Poor’s 500 Index had doubled from its low of March 2009, the fastest such rise since 1936. Hoping to capture this growth, many investors shifted out of U.S. Treasury bonds and into stocks and higher-yielding corporate bonds. This progress came despite a series of global shocks, which seemed as diverse as they were unexpected: a sovereign debt crisis in several European countries, political turmoil throughout the Middle East, a surge in oil prices, and a devastating earthquake, tsunami and nuclear disaster in Japan.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

The Twelve-Month Period in Review

For the twelve-month reporting period ended March 31, 2011:

•        PIMCO Global StocksPLUS® & Income Fund increased 40.31% on net asset value (“NAV”) and 43.45% on market price.

•        PIMCO High Income Fund advanced 27.27% on NAV and 28.94% on market price.

The Standard & Poor’s 500 Index, a proxy for the U.S. stock market, rose 15.65% and the MSCI Europe, Australasia and Far East Index (“EAFE”) advanced 10.42% in U.S. dollar terms. The BofA Merrill Lynch U.S. High Yield Index increased 14.24%. The broad bond market, as measured by the Barclays Capital U.S. Aggregate Index, increased 5.12% for the reporting period while the Barclays Capital U.S. Treasury Bond Index rose 4.06%.

The U.S. economy grew throughout the fiscal period. In the first quarter of calendar year 2010, gross domestic product (“GDP”) increased at a 3.7% annualized rate. This eased to 1.7% between April and June 2010, before accelerating to a 2.6% annual pace in the third quarter and to a 3.1% annual rate in the fourth quarter of 2010. During the first three months of 2011, the final three months of the fiscal period, the expansion continued.

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The U.S. recovery was supported by a nimble U.S. Federal Reserve (the “Fed”). In an attempt to stimulate the economy by driving already low interest rates even lower, the Fed initiated a second round of “quantitative easing” (“QE2”) by announcing it would purchase up to $900 billion of U.S. Treasury bonds. QE2, as the Treasury purchase program is known, is due to end in June 2011.

The Road Ahead

The U.S. economy is on firmer footing. The declining U.S. dollar is boosting exports across the board, and manufacturing — still approximately one-tenth of the economy — is making a strong rebound. However, headwinds remain. The housing market, a driver of past recoveries, is still troubled. Unemployment remains high, though the labor picture has begun to improve and although, in general, inflation remains tame, food and energy prices have risen sharply in recent months. There are signs that this is beginning to bite into consumer spending, which accounts for two-thirds of U.S. economic activity. In short, there are reasons for optimism and caution.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

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PIMCO Global StocksPLUS® & Income Fund Fund Insights

March 31, 2011 (unaudited)

For the fiscal year ended March 31, 2011, PIMCO Global StocksPLUS & Income Fund (the “Fund”) returned 40.31% on net asset value (“NAV”) and 43.45% on market price.

The global financial markets proved their resiliency during the fiscal year. Despite an array of issues and uncertainties, the stock and bond markets in the U.S. and abroad generated positive returns. Investors who assumed greater risk during the period were generally rewarded, as lower quality securities typically outperformed their higher rated counterparts.

The global equity markets posted double-digit gains during the 12-months ended March 31, 2011. Stock prices were supported by corporate earnings that often exceeded expectations, accommodative monetary policy and typically robust investor demand. That said, there were periods of heightened volatility and risk aversion that resulted in periodic flights to quality. These were triggered by a number of events, including the European sovereign debt crisis, geopolitical issues in the Middle East and Northern Africa, and the devastating earthquake and tsunami in Japan. However, periods of risk aversion proved to be only temporary, as investor demand for riskier assets quickly resumed.

Bond markets also posted positive returns during the fiscal year, but often lagged their equity counterparts. U.S. government bond yields moved sharply lower during the first half of the reporting period. This was triggered by some mixed economic data, including continued elevated unemployment and weakness in the housing market. In addition, yields declined in anticipation of a second round of Federal Reserve (the “Fed”) quantitative easing (“QE2”). This entails a commitment by the Fed to purchase as much as $900 billion of longer-maturity Treasuries through June 2011. Treasury yields started moving higher in the fourth quarter of 2010, as QE2 fueled a strong rally in the equity market as there were increasing concerns regarding future inflation. This trend largely continued during the first quarter of 2011, as oil prices rose higher, food prices increased and there were some signs that the labor market was improving. Overall, the spread sectors (non-Treasuries) generated solid results during the fiscal year and outperformed equal duration Treasuries. While spread sector returns waned during the aforementioned flights to quality, as a whole, they moved higher over the reporting period, given generally robust demand for securities offering incremental yield due to the low interest rate environment.

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Equity exposure boosts returns

The Fund was rewarded for having a 56% average exposure to U.S. equities during the reporting period. This was accomplished by utilizing S&P 500 futures contracts, along with a defensive option strategy that sought to generate income and limit losses. The Fund also benefited from its exposure to foreign stocks. In particular, the Fund used total return swaps to gain access to the MSCI EAFE Index. The Fund had an average 44% exposure to foreign stocks during the reporting period.

A portion of U.S. equity gains realized were given back due to the implementation of the Fund’s option strategy. This was primarily the result of having written calls that expired “in-the-money” when the market was rallying. At such times, the option’s strike price was below the current market price.

Allocations to spread sectors enhance results

As a review, a small portion of the Fund’s assets are invested in futures contracts and total return swaps. These instruments allow the Fund to participate in the returns of the S&P 500 and MSCI EAFE Indexes without having to hold the individual stocks that comprise the indexes. The majority of the Fund’s assets are then actively managed in a portfolio of fixed income securities to add incremental return.

Fixed income securities added significant value to the Fund during the reporting period. For example, both investment grade and high yield corporate bonds contributed positvely to performance, as these securities benefited from tightening credit spreads while also providing a source of incremental income. Within the investment grade space, the Fund’s emphasis on the financial sub-sector was rewarded, as financials outperformed the industrial and utility sub-sectors.

The Fund’s allocation to non-Agency mortgages and asset-backed securities enhanced performance. These securities helped boost the Fund’s income and, in general appreciated, as demand for yield remained high and supply in these sectors was limited. Exposure to Agency mortgages contributed modestly to performance as these securities outperformed similar duration U.S. Treasuries.

Elsewhere, U.S. interest rate strategies contributed to returns as the yield on 10-year U.S. Treasuries declined during the fiscal year. However, exposure to certain non-U.S. securities detracted from returns as interest rates in core Europe rose.

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PIMCO High Income Fund Fund Insights

March 31, 2011 (unaudited)

For the fiscal year ended March 31, 2011, PIMCO High Income Fund (the “Fund”), returned 27.27% on net asset value (“NAV”) and 28.94% on market price.

The global financial markets proved their resiliency during the fiscal year. Despite an array of issues and uncertainties, the U.S. stock and bond markets generated positive returns. Investors who assumed greater risk during the period were generally rewarded, as lower quality securities typically outperformed their higher rated counterparts.

U.S. government bond yields moved sharply lower during the first half of the reporting period, triggered by mixed economic data, including continued elevated unemployment and weakness in the housing market. In addition, yields declined in anticipation of a second round of Federal Reserve (the “Fed”) quantitative easing (“QE2”). This entails a commitment by the Fed to purchase as much as $900 billion of longer-maturity Treasuries through June 2011. Treasury yields rose during the fourth quarter of 2010, as QE2 fueled a strong rally in the equity market and concerns regarding future inflation increased. This trend largely continued during the first quarter of 2011, as oil prices rose higher, food prices increased and there were some signs that the labor market was improving.

Overall, the spread sectors (non-Treasuries) generated solid results during the fiscal year and outperformed equal duration Treasuries. Among the spread sectors, high yield bonds produced among the best returns. Supporting the asset class was the ongoing economic expansion, corporate earnings that often exceeded expectations, accommodative monetary policy and falling high yield default rates. In addition, there was generally robust demand for securities offering incremental yield given the low interest rate environment. Within the BofA Merrill Lynch U.S. High Yield Index (the “Index”), lower quality securities generally outperformed their higher quality counterparts, with CCC-rated bonds returning 17.1% and BB-rated

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securities in the Index returning 13.3%, respectively, during the 12-months ended March 31, 2011.

Security selection and sector positioning drive the Fund’s results

The Fund generated strong absolute and relative returns during the fiscal year. Among the largest contributors to performance was an overweighting to financials. Spreads in this sector substantially narrowed as investors were encouraged by financial companies’ recapitalization efforts and balance sheet improvement during the period. In addition, there was some clarification regarding financial reform in the U.S. Strong security selection in a number of sectors also enhanced the Fund’s performance. For example, holdings in the utilities sector performed well, in particular, electricity generator credits. In the consumer cyclical sector, auto-related credits outperformed the Index, as fundamentals in the auto industry improved during the fiscal year. Detracting somewhat from results were holdings in the media sector, as printing and publishing credits lagged the Index. In addition, the Fund’s underweight exposure to the chemicals sector was not rewarded as this sector generated strong results during the fiscal year.

Non-high yield holdings produced mixed results. An allocation to collateralized mortgage obligations contributed to performance, as these securities generated strong returns. Overall, Build America Bond exposure was additive for performance, despite a period of turbulence toward the end of 2010. Investment grade bond allocation was a negative for performance, while although these bonds produced positive returns during the reporting period, they significantly underperformed the high yield bond market.

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PIMCO Global StocksPLUS® & Income Fund
Fund Performance & Statistics

March 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	43.45%	40.31%
5 Year	19.65%	9.99%
Commencement of Operations (5/31/05) to 3/31/11	17.94%	11.72%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/31/05) to 3/31/11	Market Price	$24.48
	NAV	$14.88
	Premium to NAV	64.52%
	Market Price Yield(2)	8.99%
	Moody’s Ratings (as a % of total investments, before options written and securities sold short)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at March 31, 2011.

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PIMCO High Income Fund
Fund Performance & Statistics

March 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	28.94%	27.27%
5 Year	15.28%	9.45%
Commencement of Operations (4/30/03) to 3/31/11	13.92%	10.71%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/30/03) to 3/31/11	Market Price	$14.01
	NAV	$9.42
	Premium to NAV	48.73%
	Market Price Yield(2)	10.44%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at March 31, 2011.

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PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES – 70.9%

	Banc of America Commercial Mortgage, Inc., CMO, VRN,
$2,000	5.349%, 3/11/41 (a) (d)	NR/CCC+	$1,621,739
2,600	5.889%, 7/10/44 (k)	NR/A+	2,812,129
	Banc of America Funding Corp., CMO,
358	0.474%, 7/20/36, FRN	Caa2/AAA	306,362
1,147	3.002%, 12/20/34, VRN	NR/A-	805,637
2,809	5.641%, 3/20/36, FRN	Caa2/B	2,467,399
689	5.846%, 1/25/37, VRN	Caa3/D	461,842
241	Banc of America Mortgage Securities, Inc.,
	6.00%, 7/25/46, CMO	B2/CCC	242,370
756	BCAP LLC Trust, 6.25%, 11/26/36, CMO (a) (d)	NR/A	685,042
3,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a) (d) (k)	Aa2/NR	3,081,215
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, VRN,
564	2.783%, 3/25/35	Caa2/BB-	464,734
1,515	2.864%, 2/25/34	Aa3/AA	1,365,124
2,461	5.638%, 8/25/47	NR/CCC	2,108,511
1,072	5.75%, 7/25/36	NR/CCC	805,455
	Bear Stearns Alt-A Trust, CMO, VRN,
717	2.690%, 4/25/35	Caa1/BBB+	533,122
390	2.987%, 9/25/35	Caa3/CCC	305,469
	Bear Stearns Commercial Mortgage Securities, CMO, VRN,
1,000	5.58%, 2/11/41 (a) (d)	NR/BBB-	768,892
1,300	5.627%, 3/13/40 (a) (d)	NR/BBB+	1,119,525
1,000	5.694%, 6/11/50	NR/A+	1,069,337
	Bear Stearns Structured Products, Inc., CMO, VRN,
631	2.683%, 1/26/36	B2/A+	422,385
645	5.222%, 12/26/46	Caa1/CCC	460,703
1,587	CBA Commercial Small Balance Commercial Mortgage,
	5.54%, 1/25/39, CMO (a) (d)	C/CCC+	844,158
	CC Mortgage Funding Corp., CMO, FRN (a) (d),
139	0.550%, 8/25/35	Baa3/AAA	101,182
24	0.590%, 10/25/34	Baa1/AAA	21,800
1,247	Charlotte Gateway Village LLC,
	6.41%, 12/1/16, CMO (a) (d) (g)	NR/A+	1,289,298
1,600	Chase Commercial Mortgage Securities Corp., 6.65%, 7/15/32, CMO (a) (d)	Ba3/NR	1,529,355
213	Citicorp Mortgage Securities, Inc., 6.50%, 2/25/24, CMO	WR/BB	212,026
	Citigroup Mortgage Loan Trust, Inc., CMO,
544	2.56%, 8/25/35, FRN	B3/AA	484,684
1,580	2.827%, 3/25/37, VRN	NR/CCC	1,114,953
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.222%, 7/15/44, CMO, VRN	Baa3/BBB	918,237
	Countrywide Alternative Loan Trust, CMO,
1,804	0.464%, 5/20/46, FRN	Ca/CCC	1,018,579
366	0.490%, 12/25/46, FRN	C/CCC	118,238
2,196	0.580%, 10/25/35, FRN	Caa3/CCC	1,395,155
4,367	0.600%, 5/25/36, FRN	Caa3/CCC	2,510,423
78	5.25%, 8/25/35	NR/CCC	77,144
1,530	5.50%, 8/25/34	NR/AAA	1,164,051
82	5.50%, 2/25/36	Caa3/CC	59,173
1,328	5.50%, 3/25/36	Caa3/NR	966,806
595	5.542%, 10/25/35, VRN	NR/CC	415,380

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PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$662	5.663%, 2/25/37, VRN	NR/CCC	$500,626
215	6.25%, 9/25/34	Ba3/AAA	213,665
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
448	0.490%, 3/25/36, FRN	Caa3/B	306,049
1,884	0.570%, 3/25/35, FRN	Caa2/AAA	1,272,351
302	0.640%, 2/25/35, FRN	Ca/BBB	102,011
332	2.689%, 10/20/35, VRN	Ca/CCC	210,378
785	2.984%, 8/25/34, VRN	Caa1/BB+	625,470
812	3.484%, 3/25/37, VRN	Ca/CC	415,079
1,676	5.077%, 10/20/35, VRN	Caa2/CCC	1,215,655
631	5.267%, 10/20/35, VRN	Caa2/CCC	501,743
250	5.50%, 8/25/35	NR/CCC	229,377
332	6.00%, 3/25/36	NR/CCC	73,697
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36, CMO, VRN (a) (d)	NR/BB-	2,073,904
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 7/18/16, VRN (a) (d)	NR/NR	871,955
511	6.00%, 11/25/36	Caa1/NR	462,005
2,000	6.211%, 2/15/41, VRN (k)	NR/AA	2,162,663
1,573	Falcon Franchise Loan LLC, 4.856%, 1/5/25, CMO (a) (d)	B1/NR	1,497,137
	First Horizon Alternative Mortgage Securities, CMO, FRN,
306	2.375%, 2/25/36	C/D	3,791
1,173	5.374%, 11/25/36	NR/D	652,921
2,379	First Horizon Asset Securities, Inc., 5.388%, 1/25/37, CMO, FRN	NR/CCC	1,928,039
	GE Capital Commercial Mortgage Corp., CMO, VRN,
1,000	5.131%, 7/10/45 (a) (d)	NR/BB	764,119
1,000	5.146%, 5/10/43	NR/BB	796,363
351	GMAC Mortgage Corp. Loan Trust, 3.204%, 6/25/34, CMO, FRN	NR/AAA	313,031
	GSR Mortgage Loan Trust, CMO,
426	2.796%, 9/25/35, FRN	NR/AAA	417,365
439	2.800%, 5/25/35, VRN	Caa1/B+	315,105
309	2.888%, 4/25/35, VRN	Caa2/BB-	255,374
696	5.50%, 6/25/36	NR/CCC	667,574
1,422	5.50%, 1/25/37	Caa1/NR	1,231,761
	Harborview Mortgage Loan Trust, CMO,
47	0.554%, 4/19/34, FRN	Aa3/AAA	43,319
258	2.544%, 11/19/34, FRN	Caa2/B+	163,784
109	5.505%, 8/19/36, VRN	NR/CCC	87,836
1,216	5.715%, 6/19/36, VRN	Ca/D	758,423
1,264	HSBC Asset Loan Obligation, 5.835%, 1/25/37, CMO, VRN	NR/D	858,906
3	Impac CMB Trust, 0.890%, 10/25/33, CMO, FRN	WR/A	2,685
	Indymac Index Mortgage Loan Trust, CMO, FRN,
3,559	0.520%, 6/25/37	C/CCC	721,227
99	0.530%, 3/25/35	B3/BB-	72,676
618	4.742%, 6/25/37	Ca/D	368,197
¥79,648	JLOC Ltd., 0.449%, 2/16/16, CMO, FRN (a) (d)	Aaa/AAA	873,194
$1,167	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	NR/CCC	308,448
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a) (d),
2,000	0.705%, 7/15/19, FRN	Baa1/NR	1,806,762
1,500	5.278%, 5/15/41, VRN	Ba1/NR	1,064,900
	JPMorgan Mortgage Trust, CMO,
2,666	2.824%, 4/25/37, VRN	Caa2/CCC	1,901,528
2,065	3.081%, 8/25/35, FRN	NR/CCC	1,767,389

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PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$3,228	5.444%, 8/25/36, VRN	Caa2/NR	$2,385,030
209	5.50%, 1/25/36	NR/CCC	188,677
450	5.50%, 6/25/37	NR/CC	411,844
810	5.710%, 5/25/36, VRN	Caa1/NR	693,447
	Luminent Mortgage Trust, CMO, FRN,
1,600	0.420%, 12/25/36	Caa2/B+	1,003,762
1,614	0.450%, 10/25/46	Caa2/A-	1,115,357
	MASTR Adjustable Rate Mortgage Trust, CMO, VRN,
1,129	2.709%, 11/25/35 (a) (d)	Caa1/CCC	713,579
504	3.155%, 10/25/34	NR/A	399,283
136	Mellon Residential Funding Corp., 0.735%, 6/15/30, CMO, FRN	Aaa/AAA	134,414
491	Merrill Lynch Alternative Note Asset, 0.320%, 1/25/37, CMO, FRN	Ca/CCC	208,069
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48, CMO	Aa2/A	1,036,096
378	MLCC Mortgage Investors, Inc., 1.707%, 10/25/35, CMO, FRN	Baa1/AAA	347,059
	Morgan Stanley Capital I, CMO,
500	5.203%, 11/14/42, VRN	Baa3/BB+	430,924
100	5.379%, 8/13/42, VRN (a) (d)	NR/BB-	66,186
1,415	5.569%, 12/15/44	NR/A+	1,484,164
539	Opteum Mortgage Acceptance Corp., 0.520%, 7/25/36, CMO, FRN	Caa3/CCC	253,107
340	Provident Funding Mortgage Loan Trust, 2.808%, 10/25/35, CMO, FRN	B1/AAA	322,238
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO, VRN (a) (d)	NR/NR	3,138,843
	Residential Accredit Loans, Inc., CMO,
690	3.166%, 12/26/34, VRN	Caa1/BB+	527,049
1,812	3.866%, 1/25/36, VRN	Caa3/D	1,031,005
1,141	6.00%, 9/25/35	NR/CC	886,595
858	6.00%, 8/25/36	Ca/D	590,914
272	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31, CMO	NR/BB-	275,951
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,423	1.707%, 5/25/35, FRN	Caa3/CCC	838,493
248	5.476%, 9/25/35, VRN	Caa2/BB-	209,111
1,340	5.586%, 11/25/36, VRN	NR/CC	1,030,203
1,506	5.639%, 4/25/36, VRN	NR/CC	1,181,106
975	5.790%, 1/25/36, VRN	NR/CCC	752,840
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
778	0.480%, 2/25/36	Caa3/CCC	442,262
693	0.530%, 2/25/36	Caa3/CCC	421,089
900	Structured Asset Securities Corp., 0.400%, 5/25/36, CMO, FRN	Caa1/CCC	643,285
404	Suntrust Adjustable Rate Mortgage Loan Trust, 2.974%, 1/25/37, CMO, VRN	NR/CCC	319,336
	Wachovia Bank Commercial Mortgage Trust, CMO,
1,020	4.982%, 2/15/35 (a) (d)	NR/B+	812,765
1,500	5.403%, 1/15/41, VRN (a) (d)	Ba1/BBB	796,836
2,500	5.900%, 2/15/51, VRN	Aaa/BBB	2,653,533
1,464	Wachovia Mortgage Loan Trust LLC, 2.994%, 10/20/35, CMO, FRN	NR/B+	1,136,358
	WaMu Mortgage Pass Through Certificates, CMO,
270	0.540%, 7/25/45, FRN	B1/AAA	224,824
1,689	0.540%, 10/25/45, FRN	B2/AAA	1,467,105
1,675	0.570%, 7/25/45, FRN	Ba1/AAA	1,403,518
243	1.042%, 1/25/47, FRN	Caa2/CCC	161,872
247	2.734%, 7/25/42, FRN	Ba3/AAA	221,764
1,037	3.648%, 2/25/37, VRN	NR/CCC	833,477

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PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$1,236	4.868%, 12/25/36, VRN	NR/CCC	$973,084
2,577	5.686%, 4/25/37, FRN	NR/CCC	708,495
436	5.695%, 7/25/37, FRN	NR/CCC	370,475
124	6.014%, 8/25/36, FRN	NR/CCC	25,454
4,377	Washington Mutual Alternative Mortgage Pass Through Certificates, 1.082%, 4/25/47, CMO, FRN	C/CC	1,237,307
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,291	5.468%, 3/25/36, FRN	NR/BB	1,144,111
900	5.713%, 10/25/36, VRN	Caa1/NR	766,168
1,590	6.00%, 3/25/37	Caa2/NR	1,498,859
Total Mortgage-Backed Securities (cost-$90,356,825)			106,943,439

CORPORATE BONDS & NOTES – 59.9%

Airlines – 3.5%
1,000	American Airlines, Inc., 10.50%, 10/15/12 (k)	B2/B	1,092,500
1,086	Northwest Airlines, Inc., 1.063%, 11/20/15, FRN (MBIA) (k)	Baa2/A-	1,026,405
	United Air Lines Pass Through Trust (k),
2,121	6.636%, 1/2/24	Baa2/BB+	2,141,651
944	10.40%, 5/1/18	Baa2/BBB+	1,081,231
			5,341,787

Banking – 8.5%
	Barclays Bank PLC (h),
£900	6.369%, 12/15/19	Baa2/A-	1,299,401
£100	14.00%, 6/15/19	Baa2/A-	210,150
	BPCE S.A. (h),
€160	4.625%, 7/30/15	Baa3/BBB-	198,408
€120	5.25%, 7/30/14	Baa3/BBB-	155,609
€150	9.25%, 4/22/15	Baa3/BBB-	220,020
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (k),
€1,000	6.875%, 3/19/20	NR/NR	1,436,067
$1,600	11.00%, 6/30/19 (a) (d) (h)	A2/AA-	2,090,182
2,800	Discover Bank, 7.00%, 4/15/20 (k)	Ba1/BBB-	3,081,610
2,000	Lloyds TSB Bank PLC, 6.375%, 1/21/21 (k)	Aa3/A+	2,085,558
2,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	Ba3/BB+	2,161,704
			12,938,709

Financial Services – 22.7%
	Ally Financial, Inc.,
31	6.00%, 3/15/19	B1/B	27,589
9	6.10%, 9/15/19	B1/B	7,979
45	6.15%, 3/15/16	B1/B	42,126
60	6.25%, 4/15/19	B1/B	54,145
98	6.30%, 8/15/19	B1/B	87,907
7	6.35%, 4/15/16	B1/B	6,551
10	6.35%, 4/15/19	B1/B	9,094
23	6.50%, 10/15/16	B1/B	21,624
10	6.55%, 12/15/19	B1/B	9,143
12	6.60%, 8/15/16	B1/B	11,331
29	6.65%, 6/15/18	B1/B	27,080
10	6.65%, 10/15/18	B1/B	9,270
29	6.70%, 6/15/18	B1/B	27,158
29	6.75%, 8/15/16	B1/B	27,570

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PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$10	6.75%, 9/15/16	B1/B	$9,507
3	6.75%, 6/15/17	B1/B	2,844
56	6.75%, 3/15/18	B1/B	52,783
5	6.75%, 7/15/18	B1/B	4,681
20	6.75%, 9/15/18	B1/B	18,597
3	6.75%, 6/15/19	B1/B	2,776
18	6.85%, 4/15/16	B1/B	17,400
19	6.85%, 7/15/16	B1/B	18,160
37	6.85%, 5/15/18	B1/B	35,064
2	6.875%, 8/15/16	B1/B	1,913
18	6.875%, 7/15/18	B1/B	16,963
30	6.90%, 6/15/17	B1/B	28,667
50	6.90%, 7/15/18	B1/B	47,213
5	6.90%, 8/15/18	B1/B	4,706
8	6.95%, 6/15/17	B1/B	7,664
18	7.00%, 1/15/17	B1/B	17,321
28	7.00%, 6/15/17	B1/B	26,890
60	7.00%, 7/15/17	B1/B	57,600
129	7.00%, 2/15/18	B1/B	123,312
1	7.00%, 3/15/18	B1/B	956
42	7.00%, 8/15/18	B1/B	39,757
223	7.05%, 3/15/18 (k)	B1/B	213,680
4	7.05%, 4/15/18	B1/B	3,826
80	7.15%, 9/15/18	B1/B	76,140
15	7.20%, 10/15/17	B1/B	14,540
193	7.25%, 8/15/12	B1/B	192,703
109	7.25%, 9/15/17	B1/B	106,468
181	7.25%, 1/15/18	B1/B	175,358
293	7.25%, 4/15/18	B1/B	283,158
5	7.25%, 8/15/18	B1/B	4,798
91	7.25%, 9/15/18	B1/B	87,096
199	7.30%, 1/15/18	B1/B	193,232
57	7.35%, 4/15/18	B1/B	55,397
2	7.375%, 4/15/18	B1/B	1,946
55	7.40%, 12/15/17	B1/B	53,685
12	7.50%, 6/15/16	B1/B	11,801
7	7.50%, 11/15/16	B1/B	6,892
51	7.50%, 8/15/17	B1/B	50,159
18	7.50%, 11/15/17	B1/B	17,692
22	7.50%, 12/15/17	B1/B	21,579
4	7.55%, 5/15/16	B1/B	3,938
12	7.75%, 10/15/17	B1/B	11,881
46	8.00%, 11/15/17	B1/B	46,123
2	8.125%, 11/15/17	B1/B	2,006
326	9.00%, 7/15/20 (k)	B1/B	329,551
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h) (k)	NR/B-	2,114,178
	CIT Group, Inc.,
1,300	5.25%, 4/1/14 (a) (d)	B3/B+	1,307,972
158	7.00%, 5/1/13	B3/B+	162,049
454	7.00%, 5/1/14 (k)	B3/B+	463,247
454	7.00%, 5/1/15 (k)	B3/B+	458,711
756	7.00%, 5/1/16	B3/B+	758,849
1,058	7.00%, 5/1/17 (k)	B3/B+	1,062,391

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14	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$1,200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (k)	Ba1/BB+	$1,254,000
	Credit Agricole S.A. (h),
£450	5.136%, 2/24/16	A3/A-	628,405
£200	7.589%, 1/30/20	A3/A-	309,610
£200	8.125%, 10/26/19	A3/A-	326,936
	Ford Motor Credit Co. LLC (k),
$2,300	7.50%, 8/1/12	Ba2/BB-	2,452,347
400	8.00%, 6/1/14	Ba2/BB-	444,809
3,850	8.00%, 12/15/16	Ba2/BB-	4,370,293
€4,600	General Electric Capital Corp., 4.625%, 9/15/66, (converts to FRN on 9/15/16) (a) (d) (k)	Aa3/A+	5,792,692
$1,000	HSBC Finance Corp., 6.676%, 1/15/21 (a) (d) (k)	Baa1/BBB+	1,038,358
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (k)	B1/BB+	3,120,000
£100	LBG Capital No.2 PLC, 15.00%, 12/21/19	Ba2/BB+	218,171
$1,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a) (d) (k)	Baa3/NR	1,058,750
	SLM Corp.,
€200	1.503%, 6/17/13, FRN	Ba1/BBB-	262,443
$200	3.546%, 2/1/14, FRN	Ba1/BBB-	195,768
1,000	8.00%, 3/25/20 (k)	Ba1/BBB-	1,091,765
1,250	8.45%, 6/15/18 (k)	Ba1/BBB-	1,401,917
1,000	Stone Street Trust, 5.902%, 12/15/15 (a) (d) (k)	Baa1/A-	1,042,974
			34,203,625

Healthcare & Hospitals – 3.7%
3,000	Biomet, Inc., 11.625%, 10/15/17 (k)	Caa1/B-	3,360,000
2,000	HCA, Inc., 9.25%, 11/15/16 (k)	B2/BB-	2,162,500
			5,522,500
Hotels/Gaming – 0.8%
1,100	MGM Resorts International, 9.00%, 3/15/20 (k)	Ba3/B	1,211,375

Insurance – 5.0%
	American International Group, Inc. (k),
4,565	5.60%, 10/18/16	Baa1/A-	4,751,859
1,350	6.25%, 5/1/36	Baa1/A-	1,342,814
1,300	6.40%, 12/15/20	Baa1/A-	1,388,390
			7,483,063

Materials & Processing – 0.9%
1,148	Teck Resources Ltd., 10.25%, 5/15/16 (k)	Baa2/BBB	1,381,883

Oil & Gas – 6.6%
	Anadarko Petroleum Corp.,
200	6.20%, 3/15/40	Ba1/BBB-	193,854
1,200	6.375%, 9/15/17 (k)	Ba1/BBB-	1,320,862
1,500	6.45%, 9/15/36 (k)	Ba1/BBB-	1,502,724
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	A2/A	3,018,598
357	Global Geophysical Services, Inc., 10.50%, 5/1/17	B3/B	385,560
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16 (k)	B2/B	3,510,000
			9,931,598

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PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Real Estate Investment Trust – 2.1%
$1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (k)	Baa3/BBB-	$997,332
2,000	Reckson Operating Partnership L.P., 7.75%, 3/15/20 (k)	Ba1/BB+	2,247,548
			3,244,880
Retail – 3.4%
2,599	CVS Pass Through Trust, 5.88%, 1/10/28 (k)	Baa2/NR	2,637,956
3,000	New Albertson’s, Inc., 8.00%, 5/1/31 (k)	B2/B	2,475,000
			5,112,956
Telecommunications – 1.5%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a) (d) (k)	B2/B+	2,310,000
Transportation – 0.8%
1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (k)	Ba3/BB-	1,170,406
Utilities – 0.4%
500	Energy Future Holdings Corp., 10.00%, 1/15/20	Caa3/B	531,884
Total Corporate Bonds & Notes (cost-$80,591,006)			90,384,666

U.S. GOVERNMENT AGENCY SECURITIES – 10.0%
	Fannie Mae,
2,699	4.50%, 8/1/39, MBS (k)	Aaa/AAA	2,746,720
2,350	4.50%, 10/1/39, MBS (k)	Aaa/AAA	2,391,856
3,445	6.00%, 8/1/34, MBS (k)	Aaa/AAA	3,785,450
1,190	6.00%, 12/1/34, MBS (k)	Aaa/AAA	1,307,435
1,911	6.00%, 11/1/36, MBS (k)	Aaa/AAA	2,090,255
507	6.00%, 12/1/37, MBS (k)	Aaa/AAA	552,480
678	6.00%, 3/1/38, MBS (k)	Aaa/AAA	737,711
179	7.00%, 12/25/23, CMO (k)	Aaa/AAA	204,012
117	7.50%, 6/1/32, MBS (k)	Aaa/AAA	132,572
35	7.80%, 6/25/26, ABS, VRN	Aaa/AAA	35,283
256	9.713%, 12/25/42, CMO, VRN (k)	Aaa/AAA	292,716
690	13.806%, 8/25/22, CMO, FRN (b) (k)	Aaa/AAA	837,145
25	Freddie Mac, 7.00%, 8/15/23, CMO	Aaa/AAA	27,763
Total U.S. Government Agency Securities (cost-$14,565,114)			15,141,398

ASSET-BACKED SECURITIES – 8.8%
879	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a) (d)	Ba3/BB	870,670
443	Ameriquest Mortgage Securities, Inc., 5.875%, 2/25/33, FRN	C/D	31,334
552	Bayview Financial Asset Trust, 1.200%, 12/25/39, FRN (a) (d)	Caa2/NR	325,759
100	Carrington Mortgage Loan Trust, 0.400%, 8/25/36, FRN	Ca/AA-	41,254
500	Centex Home Equity, 0.700%, 6/25/35, FRN	Caa2/AA	418,261
	Citigroup Mortgage Loan Trust, Inc.,
358	0.410%, 1/25/37, FRN	Caa3/CCC	163,460
1,112	5.972%, 1/25/37	Caa3/CCC	602,771
	Countrywide Asset-Backed Certificates, FRN,
313	0.400%, 1/25/37	Caa1/CCC	222,783
78	0.800%, 9/25/34 (a) (d)	NR/AAA	63,847
301	Denver Arena Trust, 6.94%, 11/15/19 (a) (d)	NR/NR	308,764
426	EMC Mortgage Loan Trust, 0.720%, 5/25/39, FRN (a) (d)	Aaa/NR	364,924
654	Fifth Third Home Equity Loan Trust, 0.504%, 9/20/23, FRN	Ba1/BBB	625,025

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16	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Lehman XS Trust,
$855	5.42%, 11/25/35	A3/AAA	$849,064
744	5.72%, 5/25/37	Ca/CC	476,966
326	Long Beach Mortgage Loan Trust, 1.375%, 5/25/32, FRN	B3/AAA	259,939
727	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	A1/BBB	650,019
407	Morgan Stanley ABS Capital I, 0.310%, 5/25/37, FRN	Caa3/BB	348,924
5,000	Origen Manufactured Housing, 7.65%, 3/15/32 (k)	B2/NR	5,004,622
207	Quest Trust, 0.370%, 8/25/36, FRN (a) (d)	Caa3/BBB	188,941
	Residential Asset Mortgage Products, Inc.,
119	0.930%, 3/25/33, FRN	B2/CCC	86,316
167	5.572%, 6/25/32, VRN	Caa2/BB	127,774
254	Residential Funding Securities LLC, 0.700%, 6/25/33, FRN (a) (d)	Aa1/AAA	215,737
93	Soundview Home Equity Loan Trust, 0.310%, 11/25/36, FRN (a) (d)	Caa3/CCC	33,252
1,075	Structured Asset Securities Corp., 0.550%, 6/25/35, FRN	Caa2/AA+	753,814
407	Washington Mutual Asset Backed Certificates, 0.310%, 10/25/36, FRN	Caa2/CCC	282,954
Total Asset-Backed Securities (cost-$11,885,781)			13,317,174

SENIOR LOANS (a) (c) – 4.9%

Automotive Products – 1.0%
1,478	Ford Motor Corp., 3.01%, 12/15/13, Term B1		1,479,323
Financial Services – 1.3%
2,000	iStar Financial, Inc., 5.00%, 6/28/13, Term A1 (b) (e) (m), (acquisition cost-$1,980,000; purchased 3/11/11)		1,981,806
Healthcare & Hospitals – 0.6%
1,000	HCA, Inc., 2.557%, 11/18/13, Term B1		996,797
Insurance – 1.7%
2,500	American General Finance Corp., 7.25%, 4/21/15		2,507,033
Utilities – 0.3%
	Texas Competitive Electric Holdings Co. LLC,
19	3.746%, 10/10/14 (b) (m)
	(acquisition cost-$14,702; purchased 7/30/10)		15,946
469	3.759%, 10/10/14		396,055
9	3.803%, 10/10/14		7,926
			419,927
Total Senior Loans (cost-$7,310,807)			7,384,886

U.S. TREASURY OBLIGATIONS (i) – 1.4%
2,000	U.S. Treasury Notes, 2.375%, 8/31/14 (cost-$2,060,537)		2,057,032

MUNICIPAL BONDS & NOTES – 0.9%

West Virginia – 0.9%
1,895	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,783,030)	Baa3/BB+	1,324,055

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report			17

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value
CONVERTIBLE PREFERRED STOCK – 0.3%

Electric Utilities – 0.3%
8,600	PPL Corp., 9.50%, 7/1/13 (h) (cost-$430,000)	NR/NR	$457,864

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 22.6%

U.S. Treasury Obligations (i) – 11.8%
$17,130	U.S. Treasury Bills (l), 0.137%-0.180%, 7/7/11-9/15/11		17,122,648
	U.S. Treasury Notes,
176	0.875%, 4/30/11		176,131
494	0.875%, 5/31/11		494,694
Total U.S. Treasury Obligations (cost-$17,790,384)			17,793,473

Corporate Notes – 8.1%
Financial Services – 5.1%
	Ford Motor Credit Co. LLC (k),
2,120	3.053%, 1/13/12, FRN	Ba2/BB-	2,141,221
3,000	5.560%, 6/15/11, FRN	Ba2/BB-	3,026,490
1,300	7.25%, 10/25/11	Ba2/BB-	1,337,987
€800	Springleaf Finance Corp., 4.625%, 6/22/11	B3/NR	1,130,923
			7,636,621
Insurance – 2.9%
$4,500	American International Group, Inc., 0.413%, 10/18/11, FRN (k)	Baa1/A-	4,480,754
Oil & Gas – 0.1%
200	BP Capital Markets PLC, 0.450%, 4/11/11, FRN	A2/NR	200,007
Total Corporate Notes (cost-$11,707,626)			12,317,382

Repurchase Agreements – 2.7%
700	Credit Suisse Securities (USA) LLC, dated 3/31/11, 0.14%, due 4/1/11, proceeds $700,003 collateralized by U.S. Treasury Notes, 2.625%, due 4/30/16, valued at $713,676 including accrued interest		700,000
3,323	State Street Bank & Trust Co., dated 3/31/11, 0.01%, due 4/1/11, proceeds $3,323,001; collateralized by U.S. Treasury Bills, 0.049%, due 4/21/11, valued at $3,389,905 including accrued interest		3,323,000
Total Repurchase Agreements (cost-$4,023,000)			4,023,000
Total Short-Term Investments (cost-$33,521,010)			34,133,855

PIMCO Global StocksPLUS® & Income Fund
18		PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2011 (continued)

Contracts		Value
OPTIONS PURCHASED (j) – 0.0%

Put Options – 0.0%
220	S&P 500 Index Futures (CME), strike price $1,205, expires 4/15/11 (cost-$330,825)	$63,250
Total Investments, before options written and securities sold short (cost-$242,834,935) – 179.7%		271,207,619

OPTIONS WRITTEN (j) – (2.0)%

Call Options – (2.0)%
220	S&P 500 Index Futures (CME),
	strike price $1,270, expires 4/15/11 (premiums received-$2,144,175)	(3,036,000)

Principal Amount (000s)
SECURITIES SOLD SHORT – (1.2)%

U.S. Treasury Obligations – (1.2)%
$2,000	U.S. Treasury Note, 2.625%, 11/15/20 (proceeds received-$1,873,044)	(1,863,906)
Total Investments, net of options written and securities sold short (cost-$238,817,716) – 176.5%		266,307,713
Other liabilities in excess of other assets – (76.5)%		(115,426,312)
Net Assets – 100%		$150,881,401

PIMCO Global StocksPLUS® & Income Fund
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PIMCO High Income Fund Schedule of Investments

March 31, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 66.4%

Airlines – 0.8%
$6,915	American Airlines, Inc., 10.50%, 3/15/13	Caa1/CCC+	$6,966,863
	American Airlines Pass Through Trust,
4,789	10.18%, 1/2/13	Caa1/CCC+	4,776,755
979	10.375%, 1/2/21 (k)	Baa3/A-	1,150,942
			12,894,560
Automotive – 1.1%
	Ford Motor Co.,
5,000	7.125%, 11/15/25	Ba3/B+	4,872,595
5,900	7.50%, 8/1/26	Ba3/B+	5,944,563
5,000	9.215%, 9/15/21	Ba3/B+	5,787,330
			16,604,488
Banking – 9.6%
5,000	AgFirst Farm Credit Bank, 7.30%, 5/31/11 (a) (b) (d) (h) (m) (acquisition cost-$4,500,000; purchased 12/7/10)	NR/A	4,425,050
12,500	AmSouth Bancorp, 6.75%, 11/1/25	B1/BB	11,373,125
160	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/BB+	164,400
5,100	BankAmerica Institutional Capital B, 7.70%, 12/31/26 (a) (d)	Baa3/BB+	5,227,500
£29,775	Barclays Bank PLC, 14.00%, 6/15/19 (h)	Baa2/A-	62,572,189
$5,000	BPCE S.A., 12.50%, 9/30/19 (a) (b) (d) (h) (k) (m) (acquisition cost-$5,600,000; purchased 1/11/11)	Baa3/NR	5,621,975
39,000	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a) (d) (h)	NR/BB+	45,711,770
11,900	Regions Financial Corp., 7.375%, 12/10/37	B1/BB	11,691,750
£900	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (h)	Baa2/A-	1,573,719
			148,361,478
Electric – 0.0%
$544	GenOn REMA LLC, 9.237%, 7/2/17	Ba1/BB-	590,230
Entertainment – 0.0%
550	Speedway Motorsports, Inc., 8.75%, 6/1/16	Ba2/BB	605,688
Financial Services – 27.5%
25,710	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	Caa2/CCC-	15,811,650
	Ally Financial, Inc.,
97	5.85%, 5/15/13	B1/B	94,985
280	5.90%, 1/15/19	B1/B	247,669
82	5.90%, 2/15/19	B1/B	72,754
1,256	6.00%, 2/15/19	B1/B	1,121,481
1,534	6.00%, 3/15/19	B1/B	1,358,068
621	6.10%, 9/15/19	B1/B	550,569
241	6.125%, 10/15/19	B1/B	213,855
1,620	6.15%, 3/15/16	B1/B	1,516,534
2,220	6.20%, 3/15/16	B1/B	2,082,697
7	6.20%, 4/15/19	B1/B	6,304
170	6.25%, 3/15/13	B1/B	167,881
20	6.25%, 2/15/16	B1/B	18,838
622	6.25%, 1/15/19	B1/B	559,946
199	6.25%, 4/15/19	B1/B	179,580

PIMCO Global StocksPLUS® & Income Fund
20		PIMCO High Income Fund Annual Report | 3.31.11

PIMCO High Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$7	6.25%, 5/15/19	B1/NR	$6,320
385	6.25%, 7/15/19	B1/B	345,089
25	6.30%, 3/15/13	B1/B	24,711
2,680	6.30%, 3/15/16	B1/B	2,525,069
643	6.35%, 4/15/16	B1/B	601,802
82	6.35%, 4/15/19	B1/B	74,567
141	6.35%, 7/15/19	B1/B	127,224
112	6.40%, 3/15/13	B1/B	110,944
1,540	6.40%, 3/15/16	B1/B	1,457,128
50	6.40%, 12/15/18	B1/B	45,637
361	6.40%, 11/15/19	B1/B	326,561
209	6.45%, 2/15/13	B1/B	207,257
239	6.50%, 2/15/13	B1/B	237,253
160	6.50%, 4/15/13	B1/B	158,842
3,069	6.50%, 2/15/16	B1/B	2,921,093
1,155	6.50%, 3/15/16	B1/B	1,097,461
2,036	6.50%, 9/15/16	B1/B	1,913,740
453	6.50%, 6/15/18	B1/B	419,019
164	6.50%, 12/15/18	B1/B	149,649
456	6.50%, 5/15/19	B1/B	418,863
300	6.55%, 10/15/16	B1/B	282,718
112	6.55%, 12/15/19	B1/B	102,404
1,093	6.60%, 8/15/16	B1/B	1,032,025
282	6.60%, 5/15/18	B1/B	263,366
753	6.60%, 6/15/19	B1/B	690,207
969	6.65%, 4/15/16	B1/B	926,661
649	6.65%, 8/15/16	B1/B	614,573
1,437	6.65%, 10/15/18	B1/B	1,332,121
48	6.70%, 5/15/14	B1/B	47,695
571	6.70%, 8/15/16	B1/B	541,632
10	6.70%, 11/15/18	B1/B	9,265
412	6.70%, 6/15/19	B1/B	380,067
20	6.70%, 12/15/19	B1/B	18,471
45	6.75%, 4/15/13	B1/B	44,872
1,391	6.75%, 7/15/16	B1/B	1,331,407
2,916	6.75%, 8/15/16	B1/B	2,773,270
261	6.75%, 9/15/16	B1/B	248,122
113	6.75%, 7/15/18	B1/B	105,783
20	6.75%, 9/15/18	B1/B	18,597
230	6.75%, 10/15/18	B1/B	214,312
6	6.75%, 11/15/18	B1/B	5,573
1,121	6.75%, 5/15/19	B1/B	1,036,549
2,137	6.75%, 6/15/19	B1/B	1,977,650
255	6.80%, 4/15/13	B1/B	254,463
890	6.80%, 9/15/16	B1/B	848,100
10	6.80%, 9/15/18	B1/B	9,326
2,861	6.85%, 4/15/16	B1/B	2,765,606
646	6.85%, 5/15/16	B1/B	617,806
526	6.85%, 7/15/16	B1/B	502,747
679	6.875%, 8/15/16	B1/B	649,414
169	6.875%, 7/15/18	B1/B	159,260
52	6.90%, 7/15/18	B1/B	49,101
84	6.90%, 8/15/18	B1/B	79,058

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report			21

PIMCO High Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$30	6.95%, 6/15/17	B1/B	$28,739
593	7.00%, 1/15/13	B1/B	592,741
873	7.00%, 5/15/16	B1/B	840,415
120	7.00%, 6/15/16	B1/B	115,491
638	7.00%, 7/15/16	B1/B	613,767
1,106	7.00%, 8/15/16	B1/B	1,063,617
256	7.00%, 11/15/16	B1/B	246,294
100	7.00%, 12/15/16	B1/B	96,255
60	7.00%, 6/15/17	B1/B	57,623
360	7.00%, 2/15/18	B1/B	344,126
905	7.00%, 5/15/18	B1/B	864,844
201	7.00%, 8/15/18	B1/B	190,266
85	7.00%, 9/15/18	B1/B	80,152
183	7.05%, 3/15/18	B1/B	175,348
247	7.05%, 4/15/18	B1/B	236,277
3,012	7.10%, 1/15/13	B1/B	3,013,056
136	7.125%, 10/15/17	B1/B	131,267
545	7.15%, 6/15/16	B1/B	527,888
421	7.15%, 9/15/18	B1/B	400,685
20	7.20%, 10/15/17	B1/B	19,387
2,153	7.25%, 6/15/16	B1/B	2,094,492
1,215	7.25%, 9/15/17	B1/B	1,181,128
324	7.25%, 1/15/18	B1/B	313,901
238	7.25%, 4/15/18	B1/B	230,005
263	7.25%, 8/15/18	B1/B	252,420
180	7.25%, 9/15/18	B1/B	172,278
80	7.30%, 1/15/18	B1/B	77,681
235	7.35%, 1/15/17	B1/B	229,542
22	7.35%, 4/15/18	B1/B	21,382
356	7.375%, 11/15/16	B1/B	348,309
10	7.375%, 4/15/18	B1/B	9,732
210	7.50%, 10/15/12	B1/B	211,766
1,037	7.50%, 5/15/16	B1/B	1,019,100
784	7.50%, 6/15/16	B1/B	771,012
20	7.50%, 11/15/16	B1/B	19,691
1,260	7.50%, 8/15/17	B1/B	1,239,218
12	7.50%, 11/15/17	B1/B	11,795
1,505	7.50%, 12/15/17	B1/B	1,476,191
1,324	7.55%, 5/15/16	B1/B	1,303,597
79	8.00%, 10/15/17	B1/B	79,212
197	8.00%, 11/15/17	B1/B	197,526
20	8.125%, 11/15/17	B1/B	20,057
25	8.25%, 3/15/17	B1/B	25,245
35	8.65%, 8/15/15	B1/B	35,343
121	9.00%, 7/15/20	B1/B	122,318
5,000	Capital One Capital III, 7.686%, 8/1/66, (converts to FRN on 8/15/36)	Baa3/BB	5,193,750
38,750	Capital One Capital V, 10.25%, 8/15/39	Baa3/BB	42,285,938
10,000	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB+	10,450,000
	Dar Al-Arkan International Sukuk Co.,
5,000	10.75%, 2/18/15 (a) (d)	WR/BB-	4,918,845
5,000	10.75%, 2/18/15	WR/BB-	4,942,500

PIMCO Global StocksPLUS® & Income Fund
22		PIMCO High Income Fund Annual Report | 3.31.11

PIMCO High Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$9,500	First Union Institutional Capital II, 7.85%, 1/1/27	Baa1/A-	$9,761,193
14,000	Ford Motor Credit Co. LLC, 8.00%, 6/1/14	Ba2/BB-	15,568,322
13,002	ILFC E-Capital Trust I, 5.97%, 12/21/65, FRN (a) (d)	B3/BB	10,885,404
28,430	ILFC E-Capital Trust II, 6.25%, 12/21/65, (converts to FRN on 12/21/15) (a) (d)	B3/BB	24,023,350
18,000	International Lease Finance Corp., 6.29%, 10/15/17, VRN (g)	WR/BB+	15,399,879
33	JET Equipment Trust, 7.63%, 2/15/15 (a) (b) (d) (f) (g) (m) (acquisition cost-$16,356; purchased 3/1/05)	WR/NR	393
	LBG Capital No.1 PLC,
€1,885	7.375%, 3/12/20	Ba3/BB	2,484,422
$20,000	7.875%, 11/1/20 (a) (b) (d) (m) (acquisition cost-$19,950,000; purchased 10/12/10)	Ba3/BB	19,610,000
2,000	8.50%, 12/17/21 (a) (d) (g) (h)	NR/BB-	1,873,383
	LBG Capital No.2 PLC,
€1,000	8.875%, 2/7/20	Ba2/BB+	1,459,715
£284	9.00%, 12/15/19	Ba2/BB+	462,654
£5,500	9.125%, 7/15/20	Ba2/BB+	8,911,326
£1,425	9.334%, 2/7/20	Ba2/BB+	2,354,563
£850	11.25%, 9/14/23	Ba2/BB+	1,486,291
$43,895	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d)	Ba2/BB	43,236,575
2,200	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (h)	Ba2/BB	2,068,000
	SLM Corp.,
24,000	8.00%, 3/25/20	Ba1/BBB-	26,202,360
51,635	8.45%, 6/15/18 (k)	Ba1/BBB-	57,910,408
€1,200	Societe Generale, 9.375%, 9/4/19 (h)	Baa2/BBB+	1,870,360
	Springleaf Finance Corp.,
$10,000	5.40%, 12/1/15	B3/B	9,175,000
2,515	5.85%, 6/1/13	B3/B	2,470,988
9,100	6.90%, 12/15/17	B3/B	8,360,625
10,996	State Street Capital Trust III, 5.30%, 5/31/11 (h) (k)	Baa1/BBB+	11,016,892
2,000	USB Capital IX, 6.189%, 5/31/11 (h) (k)	A3/BBB+	1,695,000
1,370	Wachovia Capital Trust I, 7.64%, 1/15/27 (a) (d)	Baa1/A-	1,401,320
			425,683,896
Healthcare & Hospitals – 0.8%
11,552	HCA, Inc., 9.00%, 12/15/14	Caa1/B-	12,461,720
Hotels/Gaming – 0.3%
5,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a) (b) (d) (f) (m) (n) (acquisition cost-$5,118,750; purchased 12/8/06)	WR/NR	1,850,000
2,100	MGM Resorts International, 11.125%, 11/15/17	Ba3/B	2,415,000
			4,265,000
Insurance – 20.5%
34,000	American General Institutional Capital B, 8.125%, 3/15/46 (a) (d)	Baa2/BBB-	37,145,000
	American International Group, Inc.,
€5,000	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Baa2/BBB	5,934,523
£10,000	5.75%, 3/15/67, (converts to FRN on 3/15/17)	Baa2/BBB	13,876,323
$3,150	5.85%, 1/16/18 (k)	Baa1/A-	3,287,384
3,425	6.25%, 5/1/36 (k)	Baa1/A-	3,406,769
3,600	6.25%, 3/15/87	Baa2/BBB	3,312,000
MXN30,000	7.98%, 6/15/17	Baa1/A-	2,187,247

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report	23

PIMCO High Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Insurance (continued)
€8,200	8.00%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	$11,679,140
$88,250	8.175%, 5/15/68, (converts to FRN on 5/15/38) (k)	Baa2/BBB	95,640,938
6,150	8.25%, 8/15/18 (k)	Baa1/A-	7,206,508
£10,000	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a) (d)	Baa2/BBB	16,803,986
£52,600	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	88,388,967
$9,100	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a) (b) (d) (h) (m) (acquisition cost-$8,927,500; purchased 3/8/11-3/15/11)	A3/BBB+	9,006,880
2,000	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d) (k)	A3/A-	2,213,118
4,000	Progressive Corp., 6.70%, 6/15/67, (converts to FRN on 6/15/17) (k)	A2/A-	4,225,356
3,500	Transatlantic Holdings, Inc., 8.00%, 11/30/39	Baa1/BBB+	3,683,529
10,000	Validus Holdings Ltd., 8.875%, 1/26/40 (k)	Baa2/BBB	10,522,880
			318,520,548
Machinery – 0.2%
2,600	Chart Industries, Inc., 9.125%, 10/15/15	B3/B+	2,730,000
Multi-Media – 0.1%
€2,420	Lighthouse International Co. S.A., 8.00%, 4/30/14	Caa2/CCC+	1,088,905
Oil & Gas – 0.3%
	Cie Generale de Geophysique-Veritas,
$601	7.50%, 5/15/15	Ba3/BB-	620,532
1,000	7.75%, 5/15/17	Ba3/BB-	1,056,250
6,000	OPTI Canada, Inc., 8.25%, 12/15/14	Ca/CCC	3,232,500
			4,909,282
Paper/Paper Products – 0.3%
5,000	Weyerhaeuser Co., 6.875%, 12/15/33	Ba1/BBB-	5,035,385
Telecommunications – 1.9%
	CenturyLink, Inc.,
1,122	7.20%, 12/1/25	Baa3/BBB-	1,163,191
2,200	7.60%, 9/15/39	Baa3/BBB-	2,362,076
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	Baa3/BBB-	15,542,000
10,000	Sprint Capital Corp., 8.75%, 3/15/32	Ba3/BB-	10,687,500
			29,754,767
Utilities – 3.0%
7,300	AES Andres Dominicana, 9.50%, 11/12/20 (a) (d)	NR/B-	7,811,000
	Ameren Energy Generating Co. (k),
3,000	7.00%, 4/15/18	Ba1/BBB-	3,042,171
2,162	7.95%, 6/1/32	Ba1/BBB-	2,107,965
23,990	Dynegy Roseton / Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B	Caa3/CC	22,670,550
4,455	Energy Future Holdings Corp., 9.75%, 10/15/19	Caa3/B	4,590,922
5,445	Energy Future Intermediate Holding Co. LLC, 9.75%, 10/15/19	NR/B	5,611,127
			45,833,735
Total Corporate Bonds & Notes (cost-$813,006,043)			1,029,339,682

MORTGAGE-BACKED SECURITIES – 10.2%
2,486	American Home Mortgage Assets, 6.25%, 6/25/37, CMO	Ca/D	1,358,624
11,969	Banc of America Alternative Loan Trust, 6.00%, 3/25/36, CMO	Caa3/NR	10,053,164

PIMCO Global StocksPLUS® & Income Fund
24	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO High Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$88	Banc of America Mortgage Securities, Inc., 2.881%, 2/25/36, CMO, FRN	NR/B+	$71,512
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, VRN,
15,400	2.934%, 8/25/35	Caa2/CCC	12,012,927
1,074	5.297%, 5/25/47	NR/CCC	832,601
	Chase Mortgage Finance Corp., CMO,
269	2.948%, 12/25/35, FRN	NR/CCC	262,382
8,468	3.743%, 3/25/37, FRN	Caa2/NR	6,997,601
424	5.50%, 5/25/36	B3/NR	403,962
564	6.000%, 9/25/36, FRN	B3/NR	543,366
	Citigroup Mortgage Loan Trust, Inc., CMO, VRN,
292	5.492%, 7/25/46	NR/CCC	214,473
571	5.721%, 7/25/37	Caa3/CC	429,827
4,294	5.730%, 8/25/37	Caa2/CCC	3,275,699
2,089	5.770%, 9/25/37	NR/CCC	1,489,968
5,208	5.831%, 3/25/37	Caa2/NR	4,726,146
	Countrywide Alternative Loan Trust, CMO,
784	5.50%, 3/25/36	Caa3/NR	571,026
1,980	5.652%, 7/25/21, VRN	Caa3/D	1,482,488
902	5.663%, 2/25/37, VRN	NR/CCC	682,672
688	6.00%, 11/25/36	Caa3/NR	470,672
9,701	6.00%, 2/25/37	Caa3/CCC	7,528,775
378	6.50%, 6/25/36	Ca/NR	232,401
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,528	5.416%, 9/20/36, VRN	Ca/CC	941,195
7,374	5.50%, 10/25/35	Caa1/NR	7,151,860
6,991	5.75%, 3/25/37	NR/CCC	6,212,791
6,070	5.75%, 6/25/37	NR/CCC	5,677,788
187	5.783%, 9/25/47, VRN	NR/CCC	135,636
2,287	6.00%, 5/25/36	NR/CCC	2,038,558
1,571	6.00%, 4/25/37	NR/CCC	1,468,154
3,378	Credit Suisse Mortgage Capital Certificates, 6.00%, 2/25/37, CMO	NR/CCC	3,052,566
250	First Horizon Asset Securities, Inc., 5.827%, 5/25/37, CMO, FRN	NR/CCC	181,340
	GSR Mortgage Loan Trust, CMO,
1,676	5.50%, 5/25/36	NR/CCC	1,477,972
1,624	6.00%, 7/25/37	NR/CCC	1,558,739
	Harborview Mortgage Loan Trust, CMO, VRN,
163	5.505%, 8/19/36	NR/CCC	131,753
1,546	5.75%, 8/19/36	NR/CCC	1,084,457
14,671	JPMorgan Alternative Loan Trust, 6.066%, 3/25/37, CMO, VRN	NR/CC	9,478,317
1,517	JPMorgan Mortgage Trust, 5.75%, 1/25/36, CMO	NR/CCC	1,427,151
641	Merrill Lynch Alternative Note Asset, 5.036%, 6/25/37, CMO, VRN	Ca/D	370,220
380	Merrill Lynch Mortgage Backed Securities Trust, 5.416%, 4/25/37, CMO, VRN	NR/CCC	279,453
10,000	RBSCF Trust, 6.068%, 2/17/51, CMO, VRN (a) (d)	NR/NR	10,462,810
	Residential Asset Securitization Trust, CMO,
2,181	6.00%, 9/25/36	Ca/D	1,284,655
1,737	6.25%, 10/25/36	Ca/D	1,222,741
691	6.50%, 8/25/36	Ca/D	444,723
7,638	Residential Funding Mortgage Securities I, 6.25%, 8/25/36, CMO	Caa1/CCC	7,057,835

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report			25

PIMCO High Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Sequoia Mortgage Trust, CMO, VRN,
$181	2.463%, 1/20/47	NR/CCC	$147,424
2,376	5.537%, 7/20/37	NR/CCC	1,975,614
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
3,656	5.580%, 4/25/37	NR/CCC	3,050,013
2,625	5.824%, 2/25/37	NR/CCC	2,003,134
	WaMu Mortgage Pass Through Certificates, CMO,
1,297	3.648%, 2/25/37, VRN	NR/CCC	1,041,846
276	4.056%, 3/25/37, VRN	NR/CCC	238,155
780	4.868%, 12/25/36, VRN	NR/CCC	614,580
326	5.119%, 1/25/37, FRN	NR/CCC	255,591
283	5.270%, 4/25/37, FRN	NR/CCC	206,382
204	5.398%, 12/25/36, FRN	NR/CCC	161,936
2,515	5.424%, 11/25/36, VRN	NR/CCC	1,977,413
642	5.444%, 2/25/37, VRN	NR/CC	461,182
529	5.548%, 5/25/37, FRN	NR/CC	433,006
686	5.695%, 2/25/37, FRN	NR/CCC	527,055
1,968	5.846%, 9/25/36, VRN	NR/CCC	1,566,466
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO,
14,116	6.00%, 6/25/37	Caa3/CCC	10,657,025
7,977	6.50%, 3/25/36	NR/CC	5,439,288
	Wells Fargo Mortgage-Backed Securities Trust, CMO, FRN,
2,853	2.719%, 7/25/36	NR/CCC	2,373,245
9,211	4.851%, 10/25/36	NR/CCC	7,691,986
466	5.143%, 7/25/36	NR/CCC	386,958
312	5.795%, 9/25/36	Caa2/NR	260,972
Total Mortgage-Backed Securities (cost-$140,233,753)			158,250,271

MUNICIPAL BONDS & NOTES – 10.1%

California – 3.6%
11,600	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	A2/NR	12,610,940
	Riverside Cnty. Redev. Agcy., Tax Allocation, Ser. A-T,
7,620	7.50%, 10/1/30	A3/A-	7,377,989
2,020	7.75%, 10/1/37	A3/A-	1,945,462
500	San Diego Redev. Agcy., Tax Allocation, 7.625%, 9/1/30, Ser. A	A3/BBB+	472,250
	State Public Works Board Rev.,
12,955	7.804%, 3/1/35, Ser. B-2	Aa3/BBB+	12,815,215
7,070	8.00%, 3/1/35, Ser. A-2	A2/BBB+	6,972,929
14,200	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	NR/A	14,455,174
			56,649,959
Illinois – 0.4%
5,700	State, GO, 6.90%, 3/1/35	A1/A+	5,561,376
Louisiana – 0.4%
	New Orleans, Public Improvements, GO, Ser. A,
1,800	8.30%, 12/1/29	A3/BBB	1,884,366
3,850	8.55%, 12/1/34	A3/BBB	3,958,031
			5,842,397

PIMCO Global StocksPLUS® & Income Fund
26	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO High Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
Ohio – 1.2%
$10,000	American Municipal Power-Ohio, Inc. Rev., 8.084%, 2/15/50, Ser. B	A3/A	$11,399,100
7,000	Univ. of Toledo Rev., 7.875%, 6/1/31	A1/A+	7,464,170
			18,863,270
Texas – 4.5%
	North Texas Tollway Auth. Rev.,
18,600	8.41%, 2/1/30	Baa3/NR	18,744,708
49,495	8.91%, 2/1/30	Baa3/NR	50,973,416
			69,718,124
Total Municipal Bonds & Notes (cost-$154,629,664)			156,635,126

Shares
PREFERRED STOCK – 6.4%

Banking – 3.5%
758,600	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (h) (m) (o) (acquisition cost-$42,106,600; purchased 8/23/10-2/1/11)	NR/A	42,244,537
10,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (a) (b) (h) (m) (acquisition cost-$10,875,000; purchased 12/3/10)	A3/NR	11,231,250
			53,475,787
Financial Services – 2.1%
	Ally Financial, Inc. (h),
3,000	7.00%, 12/31/11 (a) (d)	B3/CC	2,791,688
150,000	8.50%, 5/15/16, Ser. A (o)	Caa1/CC	3,730,500
150,000	Bank of America Corp., 8.20%, 5/1/13 (h)	Ba3/BB+	3,940,500
800,000	Citigroup Capital XIII, 7.875%, 10/30/15 (o)	NR/BB+	21,920,000
7	Union Planters Preferred Funding Corp., 7.75%, 7/15/23 (a) (b) (d) (h) (m) (acquisition cost-$630,000; purchased 3/3/11)	B2/B	618,406
			33,001,094
Real Estate Investment Trust – 0.8%
10,570	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a) (d) (h)	Baa3/BBB+	12,287,625
Total Preferred Stock (cost-$95,263,150)			98,764,506

Principal Amount (000s)
SENIOR LOANS (a) (c) – 3.0%

Chemicals – 0.0%
$87	INEOS Group Ltd., 7.001%, 12/16/12, Term A2		90,050
Financial Services – 1.4%
21,243	CIT Group, Inc., 6.25%, 8/11/15, Term 3		21,563,856

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report			27

PIMCO High Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
Utilities – 1.6%
	Texas Competitive Electric Holdings Co. LLC,
$928	3.746%, 10/10/14 (b) (m) (acquisition cost-$773,020; purchased 10/14/09)		$783,437
172	3.746%, 10/10/14, Term B3 (b) (m) (acquisition cost-$141,954; purchased 9/9/09)		144,740
23,051	3.759%, 10/10/14		19,457,690
4,214	3.759%, 10/10/14, Term B3		3,550,953
461	3.803%, 10/10/14		389,376
46	3.803%, 10/10/14, Term B3		38,597
			24,364,793
Total Senior Loans (cost-$45,363,341)			46,018,699

Shares
CONVERTIBLE PREFERRED STOCK – 0.5%

Insurance – 0.5%
1,828,621	American International Group, Inc., 8.50%, 8/1/11 (cost-$12,096,029)	Baa2/NR	8,210,508

COMMON STOCK – 0.2%

Insurance – 0.2%
75,997	American International Group, Inc. (j) (cost-$3,156,895)		2,670,534

Principal Amount (000s)
ASSET-BACKED SECURITIES – 0.1%

$760	GSAA Trust, 0.550%, 3/25/37, FRN	Ca/CCC	441,416
3,000	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	Caa2/CCC	2,119,482
Total Asset-Backed Securities (cost-$2,459,872)			2,560,898

SHORT-TERM INVESTMENTS – 3.1%

U.S. Treasury Obligations (i) (l) – 2.1%
31,969	U.S. Treasury Bills 0.061%-0.068%, 4/7/11-4/14/11 (cost-$31,968,438)		31,968,438

Corporate Notes – 0.3%
Airlines – 0.3%
4,754	American Airlines, Inc.,
	10.50%, 3/15/12 (cost-$4,697,757)	Caa1/CCC+	4,884,735

Repurchase Agreements – 0.7%
9,100	Barclays Capital, Inc., dated 3/31/11, 0.13%, due 4/1/11, proceeds $9,100,033; collateralized by U.S. Treasury Notes, 8.75%, due 8/15/20, valued at $9,275,909 including accrued interest		9,100,000

PIMCO Global StocksPLUS® & Income Fund
28		PIMCO High Income Fund Annual Report | 3.31.11

PIMCO High Income Fund Schedule of Investments

March 31, 2011 (continued)

Principal Amount (000s)		Value
Repurchase Agreements (continued)
$1,570	State Street Bank & Trust Co., dated 3/31/11, 0.01%, due 4/1/11, proceeds $1,570,000; collateralized by U.S. Treasury Bills, 0.049%, due 4/21/11, valued at $1,604,955 including accrued interest	$1,570,000
Total Repurchase Agreements (cost-$10,670,000)		10,670,000
Total Short-Term Investments (cost-$47,336,195)		47,523,173
Total Investments (cost-$1,313,544,942) – 100.0%		$1,549,973,397

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report		29

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Schedules of Investments

March 31, 2011 (continued)

*	Unaudited.
(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $49,940,094 and $383,232,214, representing 33.1% of net assets in Global StocksPLUS® and 24.7% of total investments in High Income, respectively.

(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2011.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after March 31, 2011.
(f)	In default.
(g)

Fair-Valued–Securities with an aggregate value of $1,289,298 and $17,273,655, representing 0.9% of net assets in Global StocksPLUS® and 1.1% of total investments in High Income, respectively. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Perpetual maturity. Maturity date shown is the first call date. On Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(j)	Non-income producing.
(k)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(l)	Rates reflect the effective yields at purchase date.
(m)

Restricted. The aggregate acquisition cost of such securities is $1,994,702 and $98,639,180 for Global StocksPLUS® and High Income, respectively. The aggregate market value is $1,997,752 and $95,536,668, representing 1.3% of net assets and 6.2% of total investments in Global StocksPLUS® and High Income, respectively.

(n)

Security is subject to a forbearance agreement entered into by High Income which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(o)	Dividend rate is fixed until the first call date and variable thereafter.

Glossary:
ABS	-	Asset-Backed Securities
	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2011.
GO	-	General Obligation Bond
	¥-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MXN	-	Mexican Peso
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2011.

WR	-	Withdrawn Rating

PIMCO Global StocksPLUS® & Income Fund
30	PIMCO High Income Fund Annual Report | 3.31.11 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Statements of Assets and Liabilities

March 31, 2011

	Global StocksPLUS®	High Income
Assets:
Investments, at value (cost-$242,834,935 and $1,313,544,942, respectively)	$271,207,619	$1,549,973,397
Cash	–	323,709
Foreign currency, at value (cost-$147,397 and $125,834, respectively)	161,679	127,346
Unrealized appreciation of swaps	23,719,895	6,652,137
Swap premiums paid	3,539,847	125,976,292
Interest and dividends receivable	2,599,661	31,391,720
Receivable for investments sold	1,893,684	–
Receivable from broker	186,671	476,680
Unrealized appreciation of forward foreign currency contracts	169,775	4,453,354
Receivable for terminated swaps	11	2,193,965
Receivable for variation margin on futures contracts	–	88,300
Tax reclaims receivable	–	13,629
Prepaid expenses	19,875	110,693
Total Assets	303,498,717	1,721,781,222

Liabilities:
Payable for reverse repurchase agreements	112,762,408	103,067,605
Payable to brokers for cash collateral received	15,470,000	94,050,000
Swap premiums received	7,647,543	16,722,750
Unrealized depreciation of swaps	5,147,927	60,483,594
Options written, at value (premiums received-$2,144,175 for Global StocksPLUS®)	3,036,000	–
Payable to custodian for cash overdraft	1,971,215	–
Securities sold short, at value (proceeds received-$1,873,044 for Global StocksPLUS®)	1,863,906	–
Dividends payable to common and preferred shareholders	1,859,478	14,734,873
Payable for investments purchased	1,853,205	–
Unrealized depreciation of forward foreign currency contracts	426,497	1,380,106
Investment management fees payable	220,764	850,375
Payable for variation margin on futures contracts	167,570	–
Interest payable for reverse repurchase agreements	30,232	28,564
Interest payable	22,430	3,273
Payable to broker	2,006	–
Accrued expenses	136,135	274,057
Total Liabilities	152,617,316	291,595,197
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 11,680 shares issued and outstanding for High Income)	–	292,000,000
Net Assets Applicable to Common Shareholders	$150,881,401	$1,138,186,025

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$101	$1,209
Paid-in-capital in excess of par	228,015,099	1,693,112,241
Dividends in excess of net investment income	(178,997)	(28,667,955)
Accumulated net realized loss	(124,046,430)	(712,075,095)
Net unrealized appreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	47,091,628	185,815,625
Net Assets Applicable to Common Shareholders	$150,881,401	$1,138,186,025
Common Shares Issued and Outstanding	10,141,687	120,858,892
Net Asset Value Per Common Share	$14.88	$9.42

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.11 | PIMCO High Income Fund Annual Report	31

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Statements of Operations

Year ended March 31, 2011

	Global StocksPLUS®	High Income
Investment Income:
Interest	$21,366,350	$133,389,399
Dividends	30,978	14,687,288
Facility and other fee income	17,000	102,035
Total Investment Income	21,414,328	148,178,722

Expenses:
Investment management fees	2,560,851	9,531,679
Interest expense	829,002	766,334
Legal fees	86,314	129,320
Custodian and accounting agent fees	85,243	429,490
Audit and tax services	79,815	125,240
Shareholder communications	67,099	222,550
Transfer agent fees	36,702	41,770
New York Stock Exchange listing fees	25,200	104,290
Trustees’ fees and expenses	12,893	122,690
Insurance expense	3,864	33,035
Auction agent fees and commissions	–	319,706
Miscellaneous	5,127	30,350
Total Expenses	3,792,110	11,856,454

Net Investment Income	17,622,218	136,322,268

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	(3,202,471)	94,500,839
Futures contracts	13,659,183	109,404
Options written	(2,454,199)	1,488,266
Swaps	(4,867,993)	55,495,689
Foreign currency transactions	364,348	(10,023,347)
Net change in unrealized appreciation/depreciation of: Investments	13,374,972	24,811,628
Futures contracts	127,990	(54,550)
Options written	(901,075)	(2,500,059)
Securities sold short	9,138	–
Swaps	11,753,616	(48,322,586)
Foreign currency transactions	(260,551)	4,391,458
Net realized and change in unrealized gain on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	27,602,958	119,896,742
Net Increase in Net Assets Resulting from Investment Operations	45,225,176	256,219,010
Dividends on Preferred Shares from Net Investment Income	–	(820,941)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$45,225,176	$255,398,069

PIMCO Global StocksPLUS® & Income Fund
32	PIMCO High Income Fund Annual Report | 3.31.11 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund
Statements of Changes in Net Assets

	Year ended March 31,
	2011	2010
Investment Operations:
Net investment income	$17,622,218	$12,153,105
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	3,498,868	7,892,903
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	24,104,090	59,362,600
Net increase in net assets resulting from investment operations	45,225,176	79,408,608

Dividends and Distributions to Shareholders from:
Net investment income	(22,184,608)	(16,375,113)
Return of capital	–	(5,432,962)
Total dividends and distributions to shareholders	(22,184,608)	(21,808,075)

Common Share Transactions:
Reinvestment of dividends and distributions	2,470,443	3,326,203
Total increase in net assets	25,511,011	60,926,736

Net Assets:
Beginning of year	125,370,390	64,443,654
End of year (including dividends in excess of net investment income of $(178,997) and $(1,729,482), respectively)	$150,881,401	$125,370,390

Common Shares Issued in Reinvestment of Dividends and Distributions	126,552	240,856

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.11 | PIMCO High Income Fund Annual Report	33

PIMCO High Income Fund
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended March 31,
	2011	2010
Investment Operations:
Net investment income	$136,322,268	$134,445,936
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	141,570,851	28,539,776
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(21,674,109)	632,083,474
Net increase in net assets resulting from investment operations	256,219,010	795,069,186

Dividends on Preferred Shares from Net Investment Income	(820,941)	(660,078)
Net increase in net assets applicable to common shareholders resulting from investment operations	255,398,069	794,409,108

Dividends and Distributions to Common Shareholders from:
Net investment income	(176,007,142)	(166,119,464)
Return of capital	–	(8,144,302)
Total dividends and distributions to common shareholders	(176,007,142)	(174,263,766)

Common Share Transactions:
Reinvestment of dividends and distributions	12,559,574	13,257,234
Total increase in net assets applicable to common shareholders	91,950,501	633,402,576

Net Assets Applicable to Common Shareholders:
Beginning of year	1,046,235,524	412,832,948
End of year (including undistributed (dividends in excess of) net investment income of $(28,667,955) and $296,793, respectively)	$1,138,186,025	$1,046,235,524

Common Shares Issued in Reinvestment of Dividends and Distributions	1,034,769	1,457,480

PIMCO Global StocksPLUS® & Income Fund
34	PIMCO High Income Fund Annual Report | 3.31.11 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Statements of Cash Flows

Year ended March 31, 2011

	Global StocksPLUS®	High Income
Increase (Decrease) in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$45,225,176	$256,219,010

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(195,277,868)	(1,293,840,385)
Proceeds from sales of long-term investments	224,199,640	1,399,906,846
Purchases of short-term portfolio investments, net	(160)	(23,128,644)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	(24,104,090)	21,674,109
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	(3,498,868)	(141,570,851)
Net amortization on investments	(2,641,927)	(12,016,531)
Proceeds from securities sold short	1,873,044	–
(Increase) decrease in receivable for investments sold	(1,893,684)	23,997,462
(Increase) decrease in interest and dividends receivable	(88,181)	192,727
Decrease in tax reclaims receivable	–	224,910
(Payments) proceeds from futures contracts transactions	13,711,663	(33,446)
Decrease in deposits with brokers for futures contracts collateral	48,000	681,000
Increase in receivable to broker	(35,007)	(210,717)
(Increase) decrease in prepaid expenses and other assets	3,307	(422)
Decrease in payable for investments purchased	(1,135,603)	(10,089,614)
Decrease in payable to broker	–	(1,177,032)
Increase (decrease) in payable to brokers for cash collateral received	(2,457,000)	79,710,000
Periodic and termination payments of swaps, net	8,042,756	(39,152,003)
Net cash provided by (used for) foreign currency transactions	405,267	(9,353,221)
Increase (decrease) in investment management fees payable	(16,707)	78,410
Decrease in interest payable for reverse repurchase agreements	(18,506)	(8,100)
Increase in interest payable	21,374	2,510
Decrease in accrued expenses and other liabilities	(30,494)	(59,689)
Net cash provided by operating activities*	62,332,132	252,046,329

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(46,403,358)	(107,124,550)
Cash dividends paid (excluding reinvestment of dividends of $2,470,443 and $12,559,574, respectively)	(17,854,687)	(149,540,226)
Increase in payable to custodian for cash overdraft	1,971,215	–
Net cash used for financing activities	(62,286,830)	(256,664,776)
Net increase (decrease) in cash and foreign currency	45,302	(4,618,447)
Cash and foreign currency, at beginning of year	116,377	5,069,502
Cash and foreign currency, at end of year	$161,679	$451,055

*

Included in operating expenses is cash paid by Global StocksPLUS® and High Income for interest primarily related to participation in reverse repurchase agreement transactions of $826,134 and $771,924, respectively.

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.11 | PIMCO High Income Fund Annual Report	35

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

1. Organization and Significant Accounting Policies

PIMCO Global StocksPLUS® & Income Fund (“Global StocksPLUS®”) and PIMCO High Income Fund (‘‘High Income’’), each the “Fund” and collectively the “Funds”, were organized as Massachusetts business trusts on February 16, 2005 and February 18, 2003, respectively. Prior to commencing operations on May 31, 2005 and April 30, 2003, respectively, the Funds had no operations other than matters relating to their organization as non-diversified (for Global StocksPLUS®) and diversified (for High Income), closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value per share of common shares authorized.

Global StocksPLUS®’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Global StocksPLUS® normally attempts to achieve its investment objective through holdings of stocks and/or through the use of index and other derivative instruments that have economic characteristics similar to U.S. and non-U.S. stocks. The Fund’s investments in index and other derivative instruments are backed by an actively-managed debt portfolio that will have a low-to intermediate-average portfolio duration, ranging from one year to a duration that is two years above the duration of the Barclays Capital U.S. Aggregate Index, although it may be longer or shorter at any time or from time to time based on Pacific Investment Management Company LLC’s (the “Sub-Adviser”), forecast for interest rates and other factors. The Fund may invest without limit in securities that are rated below investment grade and may invest without limit in securities of any rating. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the MSCI Europe, Australasia and the Far East Index (the “MSCI EAFE Index”). The Fund also will employ a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index.

High Income’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund normally attempts to achieve these objectives by investing at least 50% of its net assets in debt securities that are, at the time of purchase, rated below investment grade, and which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements.

There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at

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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

1. Organization and Significant Accounting Policies (continued)

the settlement price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities the Funds utilized multi-dimensional relational pricing model and option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

1. Organization and Significant Accounting Policies (continued)

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds & Notes — Municipal bonds and notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

1. Organization and Significant Accounting Policies (continued)

probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps — Total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at March 31, 2011 in valuing Global StocksPLUS®’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/11
Investments in Securities – Assets
Mortgage-Backed Securities	–	$105,654,141	$1,289,298	$106,943,439
Corporate Bonds & Notes:
Airlines	–	1,092,500	4,249,287	5,341,787
All Other	–	85,042,879	–	85,042,879
U.S. Government Agency Securities	–	15,141,398	–	15,141,398
Asset-Backed Securities	–	12,446,504	870,670	13,317,174
Senior Loans	–	7,384,886	–	7,384,886
U.S. Treasury Obligations	–	2,057,032	–	2,057,032
Municipal Bonds & Notes	–	1,324,055	–	1,324,055
Convertible Preferred Stock	$457,864	–	–	457,864
Short-Term Investments	–	34,133,855	–	34,133,855
Options Purchased:
Market Price	–	63,250	–	63,250
Total Investments in Securities – Assets	$457,864	$264,340,500	$6,409,255	$271,207,619
Investments in Securities – Liabilities
Options Written, at value:
Market Price	–	$(3,036,000)	–	$(3,036,000)
Securities Sold Short, at value	–	(1,863,906)	–	(1,863,906)
Total Investments in Securities – Liabilities	–	$(4,899,906)	–	$(4,899,906)
Other Financial Instruments* – Assets
Market Price	$1,258,832	$2,797,495	–	$4,056,327
Credit Contracts	–	2,421,863	$148,209	2,570,072
Interest Rate Contracts	–	18,352,328	–	18,352,328
Foreign Exchange Contracts	–	169,775	–	169,775
Total Other Financial Instruments* – Assets	$1,258,832	$23,741,461	$148,209	$25,148,502

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/11
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(1,582,010)	–	$(1,582,010)
Interest Rate Contracts	–	(3,565,917)	–	(3,565,917)
Foreign Exchange Contracts	–	(426,497)	–	(426,497)
Total Other Financial Instruments* – Liabilities	–	$(5,574,424)	–	$(5,574,424)
Total Investments	$1,716,696	$277,607,631	$6,557,464	$285,881,791

There were no significant transfers between Levels 1 and 2 during the year ended March 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Global StocksPLUS® for the year ended March 31, 2011, was as follows:

	Beginning Balance 3/31/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/11
Investments in Securities – Assets
Mortgage-Backed Securities	$4,319,510	$(324,526)	$17,922	$60,760	$1,198,633	–	$(3,983,001)	$1,289,298
Corporate Bonds & Notes:
Airlines	4,258,178	(382,395)	47,655	36,552	289,297	–	–	4,249,287
Asset-Backed Securities	1,073,021	(312,781)	(107)	(467)	111,004	–	–	870,670
Total Investments in Securities – Assets	$9,650,709	$(1,019,702)	$65,470	$96,845	$1,598,934	–	$(3,983,001)	$6,409,255
Other Financial Instruments* – Assets
Credit Contracts	$388,360	–	–	–	$(240,151)	–	–	$148,209
Total Investments	$10,039,069	$(1,019,702)	$65,470	$96,845	$1,358,783	–	$(3,983,001)	$6,557,464

A summary of the inputs used at March 31, 2011 in valuing High Income’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$6,966,863	$5,927,697	$12,894,560
Electric	–	–	590,230	590,230
Financial Services	–	408,410,241	17,273,655	425,683,896
Utilities	–	23,163,185	22,670,550	45,833,735
All Other	–	544,337,261	–	544,337,261
Mortgage-Backed Securities	–	158,250,271	–	158,250,271
Municipal Bonds & Notes	–	156,635,126	–	156,635,126

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/11
Preferred Stock:
Financial Services	$29,591,000	$3,410,094	–	$33,001,094
All Other	–	65,763,412	–	65,763,412
Senior Loans	–	46,018,699	–	46,018,699
Convertible Preferred Stock	8,210,508	–	–	8,210,508
Common Stock	2,670,534	–	–	2,670,534
Asset-Backed Securities	–	2,560,898	–	2,560,898
Short-Term Investments	–	47,523,173	–	47,523,173
Total Investments in Securities – Assets	$40,472,042	$1,463,039,223	$46,462,132	$1,549,973,397
Other Financial Instruments* – Assets
Credit Contracts	–	$1,167,856	–	$1,167,856
Interest Rate Contracts	–	5,484,281	–	5,484,281
Foreign Exchange Contracts	–	4,453,354	–	4,453,354
Total Other Financial Instruments* – Assets	–	$11,105,491	–	$11,105,491
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(39,684)	–	$(39,684)
Interest Rate Contracts	$(54,550)	(60,443,910)	–	(60,498,460)
Foreign Exchange Contracts	–	(1,380,106)	–	(1,380,106)
Total Other Financial Instruments* – Liabilities	$(54,550)	$(61,863,700)	–	$(61,918,250)
Total Investments	$40,417,492	$1,412,281,014	$46,462,132	$1,499,160,638

There were no significant transfers between Levels 1 and 2 during the year ended March 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for High Income for the year ended March 31, 2011, was as follows:

	Beginning Balance 3/31/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$28,121,947	$(23,227,084)	$58,127	$1,857,776	$(883,069)	–	–	$5,927,697
Electric	–	–	–	–	–	$590,230	–	590,230
Financial Services	56,395,612	(51,942,125)	750,210	9,293,564	902,618	1,873,776	–	17,273,655
Utilities	–	21,326,450	232,272	–	1,111,828	–	–	22,670,550
Mortgage-Backed Securities	13,340,240	(7,061,744)	16,067	2,850,513	1,317,734	–	$(10,462,810)	–
Total Investments	$97,857,799	$(60,904,503)	$1,056,676	$14,001,853	$2,449,111	$2,464,006	$(10,462,810)	$46,462,132

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report	41

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

1. Organization and Significant Accounting Policies (continued)

*

Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.
***	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments, which Global StocksPLUS® held at March 31, 2011 was $529,277 and $(240,151), respectively. The net change in unrealized appreciation/depreciation of Level 3 investments which High Income held at March 31, 2011 was $3,237,804. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at March 31, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly,

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

1. Organization and Significant Accounting Policies (continued)

such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report	43

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

1. Organization and Significant Accounting Policies (continued)

(k) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(o) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(p) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A

PIMCO Global StocksPLUS® & Income Fund
44	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

2. Principal Risks (continued)

nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Funds hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ Sub-Adviser, seeks

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

2. Principal Risks (continued)

to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. Global StockPLUS®’s security transactions associated with Lehman Brothers Special Financing Inc. (“LBSF”) and Lehman Brothers International (Europe) (“LBI”) and High Income’s security transactions associated with Lehman Commercial Paper, Inc. (“LCPI”) and LBSF as counterparties were written down to their estimated recoverable values. Anticipated losses for securities transactions associated with LBSF, LBI and LCPI have been incorporated as net realized gain (loss) on the Funds’ Statements of Operations. During the fiscal year ended March 31, 2011, High Income paid $1,100,000 plus interest and wrote off payables of $77,032 owned to Lehman Brothers Inc. (“SLH”). The remaining balances, if any, due from LBSF, LBI and LCPI and due to SLH are included in receivable from/payable to broker on the Funds’ Statements of Assets and Liabilities. The estimated recoverable value of the receivables is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

PIMCO Global StocksPLUS® & Income Fund
46	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

3. Financial Derivative Instruments (continued)

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts

(b) Option Transactions

The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report	47

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

3. Financial Derivative Instruments (continued)

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Funds would effectively add leverage to their portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to,

PIMCO Global StocksPLUS® & Income Fund
48	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

3. Financial Derivative Instruments (continued)

investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2011 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

3. Financial Derivative Instruments (continued)

gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at March 31, 2011:

Global StocksPLUS®:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$63,250	–	–	–	$63,250
Unrealized appreciation of swaps	2,797,495	$18,352,328	$2,570,072	–	23,719,895
Unrealized appreciation of forward foreign currency contracts	–	–	–	$169,775	169,775
Total asset derivatives	$2,860,745	$18,352,328	$2,570,072	$169,775	$23,952,920
Liability derivatives:
Unrealized depreciation of swaps	–	$(3,565,917)	$(1,582,010)	–	$(5,147,927)
Payable for variation margin on futures contracts*	$(167,570)	–	–	–	(167,570)
Options written, at value	(3,036,000)	–	–	–	(3,036,000)
Unrealized depreciation of forward foreign currency contracts	–	–	–	$(426,497)	(426,497)
Total liability derivatives	$(3,203,570)	$(3,565,917)	$(1,582,010)	$(426,497)	$(8,777,994)

High Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps	$5,484,281	$1,167,856	–	$6,652,137
Receivable for variation margin on futures contracts**	88,300	–	–	88,300
Unrealized appreciation of forward foreign currency contracts	–	–	$4,453,354	4,453,354
Total asset derivatives	$5,572,581	$1,167,856	$4,453,354	$11,193,791
Liability derivatives:
Unrealized depreciation of swaps	$(60,443,910)	$(39,684)	–	$(60,483,594)
Unrealized depreciation of forward foreign currency contracts	–	–	$(1,380,106)	(1,380,106)
Total liability derivatives	$(60,443,910)	$(39,684)	$(1,380,106)	$(61,863,700)

*                 Included in net appreciation of $1,258,832 on futures contracts for Global StocksPLUS® as reported in section 5(a) of the Notes to Financial Statements.

**          Included in net depreciation of $54,550 on futures contracts for High Income as reported in section 5(a) of the Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund
50	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statements of Operations for the year ended March 31, 2011:

Global StocksPLUS®:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(7,022,645)	–	–	–	$(7,022,645)
Futures contracts	13,659,183	–	–	–	13,659,183
Options written	(2,454,199)	–	–	–	(2,454,199)
Swaps	4,656,833	$(10,847,400)	$1,322,574	–	(4,867,993)
Foreign currency transactions (forward foreign currency contracts)	–	–	–	$545,093	545,093
Total net realized gain (loss)	$8,839,172	$(10,847,400)	$1,322,574	$545,093	$(140,561)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(109,325)	–	–	–	$(109,325)
Futures contracts	127,990	–	–	–	127,990
Options written	(901,075)	–	–	–	(901,075)
Swaps	1,555,669	$11,275,719	$(1,077,772)	–	11,753,616
Foreign currency transactions (forward foreign currency contracts)	–	–	–	$(301,470)	(301,470)
Total net change in unrealized appreciation/depreciation	$673,259	$11,275,719	$(1,077,772)	$(301,470)	$10,569,736

High Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$109,404	–	–	$109,404
Options written	1,485,319	–	$2,947	1,488,266
Swaps	58,783,547	$(3,287,858)	–	55,495,689
Foreign currency transactions (forward foreign currency contracts)	–	–	(8,303,014)	(8,303,014)
Total net realized gain (loss)	$60,378,270	$(3,287,858)	$(8,300,067)	$48,790,345
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(54,550)	–	–	$(54,550)
Options written	(2,500,059)	–	–	(2,500,059)
Swaps	(55,867,803)	$7,545,217	–	(48,322,586)
Foreign currency transactions (forward foreign currency contracts)	–	–	$3,721,332	3,721,332
Total net change in unrealized appreciation/depreciation	$(58,422,412)	$7,545,217	$3,721,332	$(47,155,863)

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
March 31, 2011

3. Financial Derivative Instruments (continued)

The average volume of derivative activity during the year ended March 31, 2011:

	Options Purchased	Options Written		Futures Contracts (1)	Forward Foreign Currency Contracts (2)
	Contracts (1)	Contracts (1)	Notional (3)	Long	Purchased	Sold
Global StocksPLUS®	216	216	–	681	$5,930,246	$8,256,079
High Income	–	647	$126,340	282	20,654,088	233,377,493

	Credit Default Swap Agreements (3)		Interest Rate Swap	Total Return Swap
	Buy	Sell	Agreements (3)	Agreements (3)
Global StocksPLUS®	$5,552	$23,300	$358,300	$61,107
High Income	52,925	127,380	2,280,600	–

(1)  Number of contracts

(2)  U.S. $ value on origination date

(3)  Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of Global StocksPLUS®’s average daily total managed assets and 0.70% of High Income’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding. For Global StocksPLUS®, total managed assets refer to the total assets of Global StocksPLUS® (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manger to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities, for the year ended March 31, 2011:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Global StocksPLUS®	$106,955,546	$159,923,036	$88,322,322	$70,168,120
High Income	–	–	1,293,840,385	1,408,717,140

(a) Futures contracts outstanding at March 31, 2011:

Global StocksPLUS®:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: E-mini S&P 500 Index	348	$22,985	6/17/11	$344,520
S&P 500 Index	160	52,840	6/16/11	914,312
				$1,258,832

PIMCO Global StocksPLUS® & Income Fund
52	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
March 31, 2011

5. Investments in Securities (continued)

High Income:

Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long: Financial Futures Euro – 90 day	704	$174,495	3/19/12	$(53,050)
Financial Futures Euro – 90 day	3	741	6/18/12	(1,500)
				$(54,550)

(b) Transactions in options written for the year ended March 31, 2011:

Global StocksPLUS®:

	Contracts	Premiums
Options outstanding, March 31, 2010	200	$1,024,250
Options written	2,860	21,230,275
Options terminated in closing transactions	(2,420)	(18,096,925)
Options assigned	(200)	(1,024,250)
Options expired	(220)	(989,175)
Options outstanding, March 31, 2011	220	$2,144,175

High Income:

	Contracts	Notional Amount	Premiums
Options outstanding, March 31, 2010	1,933	$394,000,000	$3,986,848
Options written	38	110,700,000	703,192
Options terminated in closing transactions	(1,958)	(486,600,000)	(4,592,361)
Options assigned	(13)	(17,800,000)	(94,732)
Options expired	–	(300,000)	(2,947)
Options outstanding, March 31, 2011	–	–	–

(c) Credit default swap agreements:

Buy protection swap agreements outstanding at March 31, 2011 (1):

Global StocksPLUS®:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)*	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation
Citigroup:
CIFC	$1,000	†	10/20/20	(2.15)%	$148,209	–	$148,209
Goldman Sachs:
CIFC	478	†	10/20/20	(4.50)%	115,147	–	115,147
TELOS	1,500	†	10/11/21	(5.00)%	327,187	–	327,187
JPMorgan Chase:
Indymac Home Equity Loan	1,230	†	6/25/30	(0.45)%	195,412	–	195,412
Morgan Stanley:
Aegis Asset Backed Securities Trust	1,272	†	6/25/34	(1.15)%	704,056	–	704,056
					$1,490,011	–	$1,490,011

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report	53

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
March 31, 2011

5. Investments in Securities (continued)

Sell protection swap agreements outstanding at March 31, 2011 (2):

Global StocksPLUS®:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3) *	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$709	†	7/25/33	6.25%	$(562,917)	–	$(562,917)
Barclays Bank:
RSHB Capital	4,900	0.80%	7/20/11	1.65%	28,757	–	28,757
Citigroup:
General Electric	2,100	0.74%	12/20/13	4.65%	223,935	–	223,935
SLM	1,800	1.51%	12/20/13	5.00%	169,836	$155,594	14,242
SLM	900	1.51%	12/20/13	5.00%	84,918	(141,750)	226,668
Deutsche Bank:
American International Group	2,000	0.77%	3/20/13	2.10%	53,630	–	53,630
General Electric	1,300	0.74%	12/20/13	4.70%	140,396	–	140,396
SLM	700	1.51%	12/20/13	5.00%	66,048	(98,000)	164,048
Merrill Lynch:
American Express	1,000	0.35%	12/20/13	4.40%	111,208	–	111,208
SLM	500	1.51%	12/20/13	5.00%	47,177	(70,000)	117,177
Morgan Stanley:
Indymac Home Equity Loan	1,230	†	6/25/30	1.82%	(174,444)	–	(174,444)
Morgan Stanley Dean Witter	156	†	8/25/32	3.22%	(150,457)	(2,931)	(147,526)
UBS:
Aegis Asset Backed Securities Trust	1,272	†	6/25/34	1.50%	(697,123)	–	(697,123)
					$(659,036)	$(157,087)	$(501,949)

High Income:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3) *	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)

Barclays Bank:
Dow Jones CDX HY-15 5-Year Index	$8,900	4.17%	12/20/15	5.00%	$308,691	$178,000	$130,691
Citigroup:
MBIA Insurance Corp.	15,000	9.79%	6/20/11	5.00%	(136,063)	(775,000)	638,937
MBIA Insurance Corp.	12,500	9.80%	9/20/11	5.00%	(258,434)	(218,750)	(39,684)
Goldman Sachs:
MBIA Insurance Corp.	10,000	9.79%	6/20/11	5.00%	(90,709)	(250,000)	159,291
UBS:
MBIA Insurance Corp.	15,000	9.79%	6/20/11	5.00%	(136,063)	(375,000)	238,937
					$(312,578)	$(1,440,750)	$1,128,172

*  Unaudited.

†  Credit spread not quoted for asset-backed securities.

PIMCO Global StocksPLUS® & Income Fund
54	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
March 31, 2011

5. Investments in Securities (continued)

(1)  If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  This represents the maximum potential amount the Funds could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)  The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Interest rate swap agreements outstanding at March 31, 2011:

Global StocksPLUS®:

	Notional		Rate Type			Upfront	Unrealized
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Premiums Paid(Received)	Appreciation (Depreciation)
Credit Suisse First Boston	$80,000	6/17/29	3-Month USD-LIBOR	4.60%	$5,924,282	$(360,000)	$6,284,282
Deutsche Bank	50,000	9/22/16	3-Month USD-LIBOR	3.30%	1,797,850	–	1,797,850
Deutsche Bank	50,000	12/16/16	4.00%	3-Month USD-LIBOR	(2,229,584)	568,000	(2,797,584)
Morgan Stanley	78,000	12/16/11	3-Month USD-LIBOR	3.00%	2,047,920	2,816,253	(768,333)
Morgan Stanley	100,300	6/15/31	4.00%	3-Month USD-LIBOR	3,295,334	(6,974,862)	10,270,196
					$10,835,802	$(3,950,609)	$14,786,411

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report	55

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
March 31, 2011

5. Investments in Securities (continued)

High Income:

	Notional		Rate Type			Upfront	Unrealized
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Premiums Paid(Received)	Appreciation (Depreciation)
Bank of America	$90,900	6/15/41	4.25%	3-Month USD-LIBOR	$1,291,551	$2,926,980	$(1,635,429)
Credit Suisse First Boston	90,900	6/15/41	4.25%	3-Month USD-LIBOR	1,291,551	2,863,350	(1,571,799)
Deutsche Bank	650,000	12/16/16	4.00%	3-Month USD-LIBOR	(28,984,599)	7,384,000	(36,368,599)
Goldman Sachs	60,600	6/15/41	4.25%	3-Month USD-LIBOR	861,034	1,983,135	(1,122,101)
Morgan Stanley	1,150,000	12/16/16	3-Month USD-LIBOR	4.00%	92,954,734	92,544,999	409,735
Morgan Stanley	200,000	12/16/16	4.00%	3-Month USD-LIBOR	(8,918,338)	(9,754,000)	835,662
Morgan Stanley	300,000	12/16/16	4.00%	3-Month USD-LIBOR	(13,377,507)	–	(13,377,507)
Morgan Stanley	200,000	6/16/20	3-Month USD-LIBOR	4.00%	10,866,319	16,005,128	(5,138,809)
Morgan Stanley	200,000	12/16/21	4.00%	3-Month USD-LIBOR	(1,111,116)	(5,350,000)	4,238,884
Royal Bank of Scotland	60,600	6/15/41	4.25%	3-Month USD-LIBOR	861,034	2,090,700	(1,229,666)
					$55,734,663	$110,694,292	$(54,959,629)

LIBOR—London Inter-Bank Offered Rate

(e) Total return swap agreements outstanding at March 31, 2011:

Global StocksPLUS®:

Pay/Receive Total Return on Reference Index	Index	# of Units	Floating Rate *	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Appreciation
Receive	MSCI Daily Total Return EAFE	18,014	1-month USD-LIBOR minus 0.07%	$72,501	1/31/12	Merrill Lynch	$2,797,495

*  Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

EAFE—Europe and Australasia, Far East Equity Index

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

PIMCO Global StocksPLUS® & Income Fund
56	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

5. Investments in Securities (continued)

(f) Forward foreign currency contracts outstanding at March 31, 2011:

Global StocksPLUS®:

	Counterparty	U.S.$ Value on Origination Date	U.S.$Value March 31, 2011	Unrealized Appreciation (Depreciation)
Purchased:
753,000 Australian Dollar settling 4/29/11	Royal Bank of Scotland	$736,223	$776,467	$40,244
1,161,000 British Pound settling 4/15/11	UBS	1,866,428	1,862,250	(4,178)
423,000 Danish Krone settling 5/5/11	BNP Paribas	78,262	80,361	2,099
4,940,000 Euro settling 4/19/11	Deutsche Bank	6,918,505	6,999,013	80,508
1,483,000 Hong Kong Dollar settling 4/21/11	HSBC Bank	190,862	190,680	(182)
91,575,000 Japanese Yen settling 4/14/11	Royal Bank of Scotland	1,099,668	1,100,983	1,315
381,000 Norwegian Krone settling 5/5/11	Barclays Bank	66,142	68,783	2,641
1,659,000 Swedish Krona settling 5/5/11	BNP Paribas	257,308	262,444	5,136
654,000 Swiss Franc settling 5/5/11	BNP Paribas	696,085	712,167	16,082

Sold:
469,000 British Pound settling 6/13/11	Bank of America	752,946	751,672	1,274
704,000 British Pound settling 6/13/11	Citigroup	1,129,111	1,128,310	801
704,000 British Pound settling 6/13/11	Credit Suisse First Boston	1,129,470	1,128,310	1,160
175,000 Euro settling 4/19/11	Bank of America	238,967	247,941	(8,974)
18,000 Euro settling 4/19/11	Barclays Bank	25,170	25,503	(333)
2,994,000 Euro settling 4/19/11	Citigroup	4,044,889	4,241,912	(197,023)
223,000 Euro settling 4/19/11	Morgan Stanley	311,703	315,947	(4,244)
169,000 Euro settling 4/19/11	Royal Bank of Canada	234,725	239,440	(4,715)
217,000 Euro settling 4/19/11	Royal Bank of Scotland	298,674	307,447	(8,773)
2,882,000 Euro settling 4/19/11	UBS	3,885,155	4,083,230	(198,075)
141,635,000 Japanese Yen settling 4/14/11	Morgan Stanley	1,721,357	1,702,842	18,515
				$(256,722)

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report	57

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

5. Investments in Securities (continued)

High Income:

	Counterparty	U.S.$ Value on Origination Date	U.S.$Value March 31, 2011	Unrealized Appreciation (Depreciation)
Purchased:
1,488,800 Brazilian Real settling 9/2/11	Bank of America	$800,000	$881,891	$81,891
2,365,990 Brazilian Real settling 4/4/11	Citigroup	1,415,913	1,449,172	33,259
1,301,650 Brazilian Real settling 9/2/11	Morgan Stanley	700,000	771,033	71,033
691,000 British Pound settling 4/27/11	Royal Bank of Scotland	1,107,554	1,108,221	667
1,352,000 Euro settling 4/19/11	Bank of America	1,835,719	1,915,520	79,801
300,000 Euro settling 4/19/11	UBS	422,228	425,041	2,813
4,058,000 Indian Rupee settling 8/12/11	Barclays Bank	86,487	88,838	2,351
600,000 Indian Rupee settling 8/12/11	Deutsche Bank	12,834	13,135	301
260,000 Mexican Peso settling 7/7/11	HSBC Bank	20,942	21,675	733
1,520,300 South African Rand settling 9/13/11	Barclays Bank	200,000	219,473	19,473
759,900 South African Rand settling 9/13/11	Morgan Stanley	100,000	109,701	9,701
760,000 South African Rand settling 9/13/11	UBS	100,000	109,715	9,715

Sold:
2,365,990 Brazilian Real settling 4/4/11	Barclays Bank	1,394,548	1,449,172	(54,624)
2,365,990 Brazilian Real settling 6/2/11	Citigroup	1,396,688	1,431,610	(34,922)
60,660,000 British Pound settling 4/27/11	Barclays Bank	99,274,943	97,286,071	1,988,872
65,714,000 British Pound settling 4/27/11	BNP Paribas	107,542,193	105,391,639	2,150,554
1,823,000 Euro settling 4/19/11	Bank of America	2,511,657	2,582,834	(71,177)
9,371,000 Euro settling 4/19/11	Citigroup	12,666,217	13,276,873	(610,656)
8,857,000 Euro settling 4/19/11	UBS	11,939,909	12,548,636	(608,727)
2,697,099 South African Rand settling 7/28/11	JPMorgan Chase	394,255	392,065	2,190
				$3,073,248

PIMCO Global StocksPLUS® & Income Fund
58	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

5. Investments in Securities (continued)

At March 31, 2011, Global StocksPLUS® and High Income held $15,420,000 and $94,050,000, respectively, in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Funds’ investment strategies.

(g) Open reverse repurchase agreements at March 31, 2011:

Global StocksPLUS®:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	3/1/11	4/1/11	$1,034,663	$1,034,262
	0.45%	3/2/11	4/1/11	1,375,762	1,375,246
	0.45%	3/17/11	4/12/11	4,749,973	4,749,083
	0.45%	3/22/11	4/25/11	1,292,202	1,292,040
Barclays Bank	0.26%	3/10/11	4/13/11	128,020	128,000
	0.33%	3/10/11	4/13/11	463,093	463,000
	0.50%	3/2/11	4/1/11	2,549,062	2,548,000
	0.50%	3/11/11	4/14/11	3,525,028	3,524,000
	0.50%	3/14/11	4/15/11	971,243	971,000
	0.50%	3/17/11	4/20/11	2,066,430	2,066,000
	0.50%	3/22/11	4/21/11	1,022,142	1,022,000
	0.50%	3/29/11	4/29/11	2,020,084	2,020,000
	0.65%	3/31/11	5/2/11	1,009,018	1,009,000
	0.70%	3/11/11	4/14/11	7,863,210	7,860,000
	0.70%	3/15/11	4/18/11	2,111,698	2,111,000
	0.70%	3/22/11	4/25/11	8,410,635	8,409,000
	0.70%	3/30/11	5/2/11	4,145,161	4,145,000
	0.93%	3/18/11	4/18/11	5,588,116	5,586,093
	1.005%	3/14/11	4/15/11	2,515,263	2,514,000
	1.255%	3/14/11	4/15/11	4,502,824	4,500,000
Citigroup	0.23%	3/10/11	4/13/11	13,212,857	13,211,000
	0.50%	3/10/11	4/13/11	793,242	793,000
Credit Suisse First Boston	0.50%	3/29/11	4/29/11	571,024	571,000
	0.65%	3/9/11	4/11/11	9,300,861	9,297,000
	0.65%	3/16/11	4/18/11	1,141,330	1,141,000
Greenwich Capital Markets	0.50%	3/2/11	4/1/11	3,334,389	3,333,000
	0.50%	3/4/11	4/6/11	1,014,394	1,014,000
	0.50%	3/7/11	4/6/11	1,929,670	1,929,000
	0.50%	3/31/11	5/2/11	773,011	773,000
	0.856%	3/11/11	4/12/11	4,702,347	4,700,000
JPMorgan Chase	0.60%	3/16/11	4/18/11	1,999,533	1,999,000
	0.60%	3/31/11	5/3/11	10,996,183	10,996,000
Morgan Stanley	0.50%	3/16/11	4/18/11	4,259,946	4,259,000
	0.98%	3/18/11	4/18/11	1,420,226	1,419,684
					$112,762,408

PIMCO Global StocksPLUS® & Income Fund
3.31.11 | PIMCO High Income Fund Annual Report	59

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

5. Investments in Securities (continued)

High Income:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	3/4/11	4/5/11	$2,907,622	$2,906,605
Barclays Bank	0.50%	3/3/11	4/4/11	7,335,954	7,333,000
	0.50%	3/11/11	4/14/11	3,028,883	3,028,000
	0.50%	3/18/11	4/19/11	15,921,095	15,918,000
	0.50%	3/24/11	4/27/11	9,834,093	9,833,000
	0.70%	3/4/11	4/5/11	1,217,663	1,217,000
Credit Suisse First Boston	0.50%	3/9/11	4/11/11	46,340,799	46,326,000
Greenwich Capital Markets	0.50%	3/3/11	4/4/11	6,941,795	6,939,000
	0.50%	3/18/11	4/19/11	1,017,198	1,017,000
	0.50%	3/23/11	4/26/11	8,551,069	8,550,000
					$103,067,605

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended March 31, 2011 for Global StocksPLUS® and High Income was $121,241,889 and $132,333,318, respectively, at a weighted average interest rate of 0.65% and 0.53%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at March 31, 2011 was $119,821,252 and $106,573,623, respectively.

At March 31, 2011, Global StocksPLUS® held $130,000 and $78,197 in principal value of U.S. Treasury Obligations and Mortgage-Backed Securities, respectively, and $50,000 in cash as collateral for open reverse repurchase agreements. At March 31, 2011, High Income held $100,000 in principal value of Corporate Bonds as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Funds’ investment strategies. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

6. Income Tax Information

Global StocksPLUS®:

The tax character of dividends and distributions paid were:

	Year ended March 31, 2011	Year ended March 31, 2010
Ordinary Income	$22,184,608	$16,375,113
Return of Capital	–	5,432,962

At March 31, 2011, the Fund had distributable earnings of $1,324,593 which was comprised entirely of ordinary income.

For the year ended March 31, 2011, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments and paydowns. These adjustments were to decrease dividends in excess of net investment income and increase net realized loss by $6,112,875.

At March 31, 2011, the Fund had a capital loss carryforward of $123,817,985 (of which $19,324,632 will expire in 2017, $98,917,925 will expire in 2018 and $5,575,428 will expire in 2019) which is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Income Tax regulations, the Fund elected to defer realized foreign currency losses of $106,205 and losses from Passive Foreign Investment Companies (“PFICs”) of $2,600 arising after October 31, 2010. Such losses are treated for tax purposes as arising on April 1, 2011.

PIMCO Global StocksPLUS® & Income Fund
60	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2011

6. Income Tax Information (continued)

High Income:

The tax character of dividends and distributions paid were:

	Year ended March 31, 2011	Year ended March 31, 2010
Ordinary Income	$176,828,083	$166,779,542
Return of Capital	–	8,144,302

At March 31, 2011, the Fund had no distributable earnings.

For the year ended March 31, 2011, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, amendment fees and paydowns. The effect of these adjustments were to decrease dividends in excess of net investment income by $11,541,067, increase accumulated net realized loss by $11,541,341 and increase paid-in-capital in excess of par by $274.

At March 31, 2011, the Fund had a capital loss carryforward of $712,125,875 (of which $223,319,093 will expire in 2017 and $488,806,782 will expire in 2018) which is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

During the fiscal year ended March 31, 2011, the Fund utilized $111,134,855 of available capital loss carryfowards.

In accordance with U.S. Income Tax regulations, the Fund elected to defer realized foreign currency losses of $1,051,715, arising after October 31, 2010. Such losses are treated for tax purposes as arising on April 1, 2011.

The cost basis of investments for federal income tax and gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2011 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Global StocksPLUS®	$243,718,622	$30,938,960	$3,449,963	$27,488,997
High Income	1,316,237,832	247,178,422	13,442,857	233,735,565

The difference between book and tax appreciation is primarily attributable to mark-to-market on option contracts, wash sales and recognized gain for tax purposes on a corporate action.

7. Auction-Rate Preferred Shares — High Income

High Income has 2,336 shares of Preferred Shares Series M, 2,336 shares of Preferred Shares Series T, 2,336 shares of Preferred Shares Series W, 2,336 shares of Preferred Shares Series TH and 2,336 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or default procedures in the event of auction failure). Distributions of net realized capital gains, if any, are paid annually.

For the year ended March 31, 2011, the annualized dividend rates ranged from:

	High	Low	At March 31, 2011
Series M	0.542%	0.150%	0.180%

Series T	0.422%	0.180%	0.180%

Series W	0.452%	0.120%	0.150%

Series TH	0.527%	0.135%	0.195%

Series F	0.452%	0.135%	0.210%

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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Notes to Financial Statements

March 31, 2011

7. Auction-Rate Preferred Shares — High Income (continued)

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

See Note 8 — Legal Proceedings, for a discussion of shareholder demand letters received by certain closed-end funds managed by the Investment Manager, including High Income.

8. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by the Sub-Adviser in the June 2005 10 year futures contract. The Sub-Adviser’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against the Sub-Adviser. In settling this matter, the Sub-Adviser denies any liability. This settlement is purely private in nature and not a regulatory matter.

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including High Income and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation in August 2010, the independent trustees of High Income rejected the demands made in the demand letters.

PIMCO Global StocksPLUS® & Income Fund
62	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Notes to Financial Statements

March 31, 2011

8. Legal Proceedings (continued)

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

9. Subsequent Events

On April 1, 2011, the following dividends were declared to common shareholders payable May 2, 2011 to shareholders of record on April 11, 2011:

Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

On May 2, 2011, the following dividends were declared to common shareholders payable June 1, 2011 to shareholders of record on May 12, 2011:

Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended March 31,
	2011	2010	2009		2008		2007
Net asset value, beginning of year	$12.52	$6.59	$22.88		$27.56		$26.04
Investment Operations:
Net investment income	1.75	1.24	0.63		1.22		1.04
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, securities sold short, unfunded loan commitments and foreign currency transactions	2.81	6.89	(12.03)		(2.88)		2.92
Total from investment operations	4.56	8.13	(11.40)		(1.66)		3.96
Dividends and Distributions to Shareholders from:
Net investment income	(2.20)	(1.66)	(2.82)		(2.61)		(2.24)
Net realized gains	–	–	(2.07)		(0.41)		(0.20)
Return of capital	–	(0.54)	–		–		–
Total dividends and distributions to shareholders	(2.20)	(2.20)	(4.89)		(3.02)		(2.44)
Net asset value, end of year	$14.88	$12.52	$6.59		$22.88		$27.56
Market price, end of year	$24.48	$19.05	$8.64		$22.20		$27.36
Total Investment Return (1)	43.45%	155.94%	(40.72)%		(8.02)%		22.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of year (000s)	$150,881	$125,370	$64,444		$214,858		$258,779
Ratio of expenses to average net assets, including interest expense (3)	2.81%	2.90%	3.25	%(2)	3.14	%(2)	2.66	%(2)
Ratio of expenses to average net assets, excluding interest expense (3)	2.20%	2.32%	1.88	%(2)	1.51	%(2)	1.42	%(2)
Ratio of net investment income to average net assets	13.07%	12.27%	3.43%		4.62%		3.91%
Portfolio turnover	80%	135%	214%		156%		86%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Income dividends, capital gain and return of capital distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(p) in Notes to Financial Statements).
(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

PIMCO Global StocksPLUS® & Income Fund
64	PIMCO High Income Fund Annual Report | 3.31.11 | See accompanying Notes to Financial Statements.

PIMCO High Income Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended March 31,
	2011	2010	2009		2008		2007
Net asset value, beginning of year	$8.73	$3.49	$11.28		$15.19		$15.02
Investment Operations:
Net investment income	1.13	1.13	1.37		1.71		1.68
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	1.03	5.58	(7.55)		(2.64)		0.67
Total from investment operations	2.16	6.71	(6.18)		(0.93)		2.35
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)	(0.01)	(0.15)		(0.36)		(0.36)
Net realized gains	–	–	–		(0.04)		(0.03)
Total dividends and distributions on preferred shares	(0.01)	(0.01)	(0.15)		(0.40)		(0.39)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.15	6.70	(6.33)		(1.33)		1.96
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.46)	(1.39)	(1.46)		(1.46)		(1.46)
Net realized gains	–	–	–		(1.12)		(0.33)
Return of capital	–	(0.07)	–		–		–
Total dividends and distributions to common shareholders	(1.46)	(1.46)	(1.46)		(2.58)		(1.79)
Net asset value, end of year	$9.42	$8.73	$3.49		$11.28		$15.19
Market price, end of year	$14.01	$12.24	$5.57		$11.72		$15.96
Total Investment Return (1)	28.94%	156.33%	(42.27)%		(10.55)%		19.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$1,138,186	$1,046,236	$412,833		$1,319,726		$1,756,273
Ratio of expenses to average net assets including interest expense (2)(4)	1.11%	1.25%	1.64	%(3)	1.53	%(3)	1.55	%(3)
Ratio of expenses to average net assets excluding interest expense (2)(4)	1.04%	1.15%	1.62	%(3)	1.32	%(3)	1.28	%(3)
Ratio of net investment income to average net assets (2)	12.74%	16.69%	17.16%		12.49%		11.29%
Preferred shares asset coverage per share	$122,446	$114,573	$55,773		$61,644		$73,758
Portfolio turnover	89%	138%	261%		99%		53%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Income dividends, capital gain and return of capital distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(p) in Notes to Financial Statements).
(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.11 | PIMCO High Income Fund Annual Report	65

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund (the “Funds”) at March 31, 2011, the results of each of their operations and cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 24, 2011

PIMCO Global StocksPLUS® & Income Fund
66	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Tax Information/Changes to Board of Trustees (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended March 31, 2011 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages or ordinary dividends paid during the fiscal year ended March 31, 2011 are designated as “qualified dividend income”:

Global StocksPLUS®	0.14%
High Income	8.24%

Dividend Received Deduction

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended March 31, 2011 that qualify for the corporate dividend received deduction is set forth below:

Global StocksPLUS®	0.14%
High Income	8.28%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended March 31, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Changes to Board of Trustees:

Robert E. Connor served as a Trustee of the Funds until his death on April 8, 2010.

Effective June 22, 2010, the Funds’ Board of Trustees appointed Alan Rappaport as a Class III Trustee of Global StocksPLUS® to serve until 2011 and a Class I Trustee of High Income to serve until 2013.

R. Peter Sullivan, III retired from the Funds’ Board of Trustees effective July 31, 2010.

Effective September 21, 2010, for Global StocksPLUS® and effective December 15, 2010, for High Income, the Boards of Trustees appointed Bradford K. Gallagher as a Class II Trustee to serve until 2011.

Effective March 7, 2011, the Funds’ Board of Trustees appointed Deborah A. Zoullas as a Class II Trustee of Global StocksPLUS® and a Class III Trustee of High Income to serve until 2011.

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Annual Shareholder Meetings Results/Changes in Investment Policy (unaudited)

Annual Shareholder Meetings Results:

Global StocksPLUS® and High Income held their annual meetings of shareholders on July 21, 2010 and December 14, 2010, respectively.

Global StocksPLUS®:

Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of James A. Jacobson – Class II to serve until 2013	8,725,344	242,730
Re-election of R. Peter Sullivan III – Class II to serve until 2013	8,721,150	246,924
Election of Alan Rappaport – Class III to serve until 2011	8,712,001	256,073

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, Hans W. Kertess, John C. Maney† and William B. Ogden, IV, continued to serve as Trustees of Global StocksPLUS®.

High Income:

Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of James A. Jacobson* – Class II to serve until 2011	9,797	130
Re-election of Hans W. Kertess – Class I to serve until 2013	105,626,759	2,038,460
Re-election of William B. Ogden, IV – Class I to serve until 2013	105,663,970	2,001,249
Election of Alan Rappaport* – Class I to serve until 2013	9,798	129

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica and John C. Maney†, continued to serve as Trustees of High Income.

*  Preferred Shares Trustee

†  Interested Trustee

Changes in Investment Policy — High Income:

Effective April 20, 2011, High Income’s duration guidelines were expanded such that, under normal market conditions, the Fund will maintain an average portfolio duration of between zero and eight years. High Income previously observed intermediate average portfolio duration ranges — normally between four and eight years.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates — i.e., the prices of debt obligations typically fall when market interest rates rise. Please see “2. Principal Risks” in the Notes to Financial Statements for additional discussion of interest rate risk.

PIMCO Global StocksPLUS® & Income Fund
68	PIMCO High Income Fund Annual Report | 3.31.11

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

PIMCO Global StocksPLUS® & Income Fund
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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Dividend Reinvestment Plan (unaudited)

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005 – PGP/2003 – PHK

Term of office: Expected to stand for re-election at 2012 – PGP/2013 – PHK annual meeting of shareholders.

Trustee/Director of 55 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21

Trustee since: 2005 – PGP/2003 – PHK

Term of office: Expected to stand for re-election at 2012 – PGP/2011 – PHK annual meeting of shareholders.

Trustee/Director of 55 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher

Date of Birth: 2/28/44

Trustee since: 2010

Term of office: Expected to stand for election at 2011 annual meeting of shareholders.

Trustee/Director of 55 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF

Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006).

James A. Jacobson

Date of Birth: 2/3/45

Trustee since: 2009

Term of office: Expected to stand for re-election at

2013 – PGP/2011 – PHK annual meeting of shareholders.

Trustee/Director of 55 funds in Fund Complex

Trustee/Director of 17 funds in the Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.

John C. Maney†

Date of Birth: 8/3/59

Trustee since: 2006 Term of office: Expected to stand for re-election at 2011 – PGP/2012 – PHK annual meeting of shareholders.

Trustee/Director of 80 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

† Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006

Term of office: Expected to stand for re-election at 2012 – PGP/2013 – PHK annual meeting of shareholders.

Trustee/Director of 55 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Date of Birth: 3/13/53

Trustee since: 2010

Term of office: Expected to stand for re-election at 2011 – PGP/2013 – PHK annual meeting of shareholders.

Trustee/Director of 55 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

Deborah A. Zoullas
Date of Birth: 11/13/52
Trustee since: 2011

Term of office: Expected to stand for election at 2011 annual meeting of shareholders.

Trustee/Director of 51 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

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PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005 – PGP/2003 – PHK

Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 51 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 51 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2005 – PGP/2003 – PHK

Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005 – PGP/2004 – PHK

Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 80 funds in the Funds Complex and The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005 – PGP/2004 – PHK	Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees	Fund Officers
Hans W. Kertess Chairman of the Board of Trustees	Brian S. Shlissel President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Deborah A. Zoullas	Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2011-04-01-0709

AZ607AR_033111

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)

The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $85,000 in 2010 and $85,000 in 2011.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2010 and $16,000 in 2011. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2010 and $14,700 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO High Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources

Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $4,194,628 and the 2011 Reporting Period was $4,927,569.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. Zoullas.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO HIGH INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting polices of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                       Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.  The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of June 2, 2011, the following individual has primary responsibility for the day-to-day implementation of the PIMCO High Income Fund (“PHK” or the “Fund”):

William H. Gross, CFA
Mr. Gross has been the portfolio manager for the Fund since May 2009.  Mr. Gross founded Pacific Investment Management Company LLC (``PIMCO’’) more than 39 years ago and is a managing director and co-Chief Investment Officer of the company. He has over 41 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of March 31, 2011, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
William H. Gross, CFA	PHK	41	350,655.73	34	37,258.31	*	71	36,572.64	**

*Of these Other Pooled Investment Vehicles, 7 accounts totaling $3,427.38 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 21 accounts totaling $10,162.71 million in assets pay an advisory fee that is based in part on the performance of the accounts.

PIMCO anticipates that the needs of the Fund for services may create certain issues, including the following; although the issuer described below would not necessarily be different than those raised for PIMCO’s other accounts.

A portfolio manager may be responsible for different investment mandates. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, and the management of other accounts.  In certain situations, the other accounts might have similar investment objectives or strategies as the Fund, track the same index the Funds tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In other instances, the other accounts might have different investment objectives or strategies than the Fund. Described below are specific conflicts that may arise due to a portfolio manager’s management of multiple accounts.

Knowledge and Timing of Portfolio Trades: A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. In the course of managing the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades. Therefore, it is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. The portfolio manager attempts to mitigate this conflict using some of the policies described below.

Investment Opportunities: A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Funds and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees: A portfolio manager may advise certain accounts for which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for a portfolio manager in that such portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a) (3)

As of March 31, 2011, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.

The Total Compensation Plan consists of three components:

• Base Salary - Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

• Performance Bonus — Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

• Equity or Long Term Incentive Compensation — Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation. In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of March 31, 2011.

PIMCO High Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
William H. Gross, CFA	Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO High Income Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive

Date	June 2, 2011

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date	June 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive

Date	June 2, 2011

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date	June 2, 2011